SPACE FOR EVERYONE FROM EVERYWHERE

HOW WE DO IT

Our Brand Values

5

RESPONSIVE BY DESIGN

We give a damn about our customers and each other. We move forward with urgency, empathy, integrity, and an openminded approach.

4

IGNITED BY CURIOSITY

We are inquisitive, innovative, and always hungry to learn. We never stop questioning, of everyone and everything – "How can we do it better?"

3

STRAIGHT UP

We are honest, transparent, and kind. We communicate openly in a fair and straightforward way to build trust.

2

ON A MISSION TOGETHER

We are purpose-led, united, and committed to success through camaraderie. In every decision and every action, we accomplish audacious, critical missions by helping each other succeed.

1

VERY VIRGIN

We are inclusive, imaginative, and pioneering. We empower every voice to work hard to change the world, all while having fun along the way.

DEAR SHAREHOLDERS
A LETTER FROM OUR CEO
Undoubtedly, 2021 was the most momentous year in our company’s history. We began commercial operations and made history on January 17, 2021, when we successfully launched satellites into orbit for the first time ever from a liquid-fueled, air-launched rocket. Then in June 2021, we revisited our success with another commercial launch. Our diverse team of talented professionals worked diligently to achieve these mission successes while focusing on quality and sustainability, all during an unprecedented, global pandemic. As a company, we believe that the challenges we overcame in 2021 made our corporate mission of ’Opening Space for Good’ more relevant and important than ever. And, to cap off the year, we completed a business combination in December 2021 that saw our company’s stock begin trading on the Nasdaq market.
Achieving 100% Mission Success. We have had the honor of achieving a 100% mission success rate across four operational launches for our customers. As I write this letter, flying overhead are thirty-three satellites that we precisely delivered to space for our customers. Our mission success has continued with two more launches in 2022, both of which achieved an orbital inclination that cannot be reached by a ground-launched rocket from the West Coast of the United States.
Growing Our Business Backlog and Pipelines. Through the passion and dedication of our team, we have continued to experience a growing business pipeline and backlog. Our total binding and non-binding backlog rose from $86 million to $575 million by the end of 2021, an increase of well over 500%. This increased flow of business includes new opportunities across several major business verticals, including national security missions, civil space agency contracts, and purely commercial business and providing launch capabilities to allied countries around the globe. Our next launch is planned to be the first launch in history from the UK.
Space Business Solutions. As an addition to our commercial launch, civil spaceports, and national security product lines, 2021 enabled us to lay the foundation of our space solutions business. Through well-placed, strategic investments we expect to position our company to match emerging needs with suitable services.
Enhancing Our Industry-Leading Team. In an industry replete with talented and dedicated professionals, Virgin Orbit has assembled the greatest team I’ve ever had the pleasure to work with – a high bar indeed! Our innovative expertise and unwavering commitment to the Virgin Orbit brand values have enabled us to assemble a world-class bench of talent from across aerospace and other sectors. In 2021, we added 157 new industry-leading members to our Virgin Orbit team, helping us scale up our efforts to introduce our technology to our global customer base. Among these valuable newcomers are proven leaders such as Tony Gingiss, our Chief Operating Officer, who joins us after having successfully optimized OneWeb Satellites’ manufacturing capability; Kirk Pysher, our Vice President of Safety and Mission Assurance, who as President of International Launch Services (ILS) oversaw an incredible run of successful Proton launches; Janice Starzyk, our Vice President of Government Relations, who previously led commercial strategy for United Launch Alliance and International Launch Services; and Brig. Gen. Mark Baird (USAF-Ret.), the President of our national security subsidiary, who previously served as Deputy Director of the National Reconnaissance Office and as Vice Commander of the U.S. Space and Missile Systems Center.
Advancing Diversity, Equity, and Inclusion. In 2021, we also made important progress in the vital effort to improve Diversity, Equity, and Inclusion across our workforce. Although there remains much important work to be done, we continue to prioritize this key initiative to ensure that tangible and measurable progress is made every year. We were pleased to enhance this progress throughout 2021 by earning a perfect score in the Human Rights Campaigns’ Corporate Equality Index and providing meaningful support to local charitable organizations that share our core values and humanitarian priorities.

Becoming a Public Company. In the final days of 2021, we were deeply honored to become a publicly traded company by completing our business combination with NextGen Acquisition Corp. II. We celebrated our debut on the NASDAQ exchange with the ceremonial bell ringing accompanied by an unforgettable display of a full scale LauncherOne rocket in Times Square, the heart of the nation’s largest city.
In closing, on behalf of our company, I wish to thank you for your continued confidence in Virgin Orbit. Our team continues to impress me with its ability to innovate and execute under the most challenging and demanding external conditions. We are in a fantastic position to meet the rapidly evolving needs of our global customer base and truly open space for everyone from everywhere. We appreciate the opportunity to work with you and look forward to an extremely bright future.
Sincerely,
Dan Hart
CEO, Virgin Orbit

DEAR SHAREHOLDERS
A LETTER FROM THE CHAIRMAN OF THE BOARD
2021 was an important year for our company as we focused on strategic growth, quality, and sustainability while achieving key milestones and introducing groundbreaking technology to the world. With every mission, we continue to strengthen our operational excellence while building upon our record of success.
Board of Directors. Our Board identifies and evaluates director candidates on an ongoing basis to maintain the proper blend of expertise, tenure, diversity, and perspective. This continuous assessment ensures that our Board reflects our core values and evolving business needs. As of December 29, 2021, we assembled an outstanding Board of Directors, featuring a panel of distinguished and talented professionals who collectively bring to Virgin Orbit significant experience in risk oversight, aerospace, safety, engineering, cyber/software, audit, supply chain management and finance.
Approach to Sustainability and Commitment to the Environment. At Virgin Orbit, we believe that taking responsibility for environmental, social and governance (“ESG”) considerations is essential to establish a track record of long‑term excellence, performance and value for our customers, shareholders, employees, and partners. We have embraced and prioritized sustainability as a core value since our inception. Our company is continuing to develop and refine our ESG strategy, which includes the creation of an employee‑led Sustainability Council to promote and foster progress. We endeavor to incorporate ESG considerations into everything that we do — from our operations, to sourcing materials, to establishing our initiatives and policies that closely align with industry best practices.
We prioritize efforts to reduce our carbon footprint and create solutions that alleviate the global strain on collective, natural resources. We have implemented several environmental initiatives, such as building reusable technology that can be used for multiple launches. We also keenly focus on human safety by prioritizing safety risk management processes to identify potential safety hazards, minimize risks and take proper corrective actions. Our protocols and processes are audited regularly to ensure compliance with current standards, monitor and document safety issues, and develop corrective action plans with the operations teams.
Advancing Equity, Diversity and Inclusion. Within Virgin Orbit, we strive to cultivate a high‑performing, diverse and inclusive workforce and to promote a culture of respect and collaboration. We are focused on our collaborations with organizations that promote diversity in science, technology, engineering and math (“STEM”) fields. Our company also sponsors various trainings to increase diversity and inclusion awareness within its workforce. We additionally promote and support Employee Resource Groups (“ERGs”), which are employee‑led groups purposed to create opportunities for employees to collaborate based on shared characteristics and experiences to support each other for enhanced career and personal development. ERGs seek to maximize employee engagement and provide learning and development opportunities, support recruitment, and engage in our local communities. We are driven by our mission to open Space for Everyone from Everywhere.
Our company is passionate about equity, diversity, and inclusion, giving all employees a voice through annual engagement surveys and an open-door policy. We are equally intentional about supporting ERGs focusing on gender, race and ethnicity, gender identity, sexual orientation, veteran status, family and parental status and more.
Team. We strive to attract and retain top talent within and outside of our industry, offering a compelling total compensation program. We are delivering Virgin’s legendary customer experience by combining advanced technology and a talented team, with a proven ability to develop innovative approaches and new capabilities. We appreciate each team member for all that they do to support our investors, partners, customers and company. As we look to the future, we are investing in our team to ensure that

Virgin Orbit remains a dynamic and innovative place to build a career and contribute to our very important mission to open Space for Everyone from Everywhere.
On behalf of the Board of Directors, I want to thank you for your continued confidence in Virgin Orbit. We appreciate the opportunity to serve Virgin Orbit on your behalf as we continue to navigate toward a very bright future.
Sincerely,
Chairman of the Board,
July 15, 2022
This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about July 15, 2022.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

2022 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 30, 2022

DATE: August 30, 2022
NOTICE IS HEREBY GIVEN that the 2022 annual meeting of stockholders (the “Annual Meeting”) of Virgin Orbit Holdings, Inc., a Delaware corporation (the “Company”), will be held on August 30, 2022, at 10:00 a.m., Pacific Time.
The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/VORM2022 and entering your 16‑digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement.
The Annual Meeting is being held for the following purposes:

TIME: 10:00 a.m., P.S.T.

	1	to elect Daniel M. Hart and George N. Mattson as Class I directors to hold office until the Company’s annual meeting of stockholders to be held in 2025 and until their respective successors have been duly elected and qualified;
LOCATION: VIA LIVE WEBCAST	2	to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
	3	to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
	These items of business are described in more detail in the Proxy Statement that follows this notice. Holders of record of the Company’s common stock as of the close of business on July 13, 2022, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

TABLE OF CONTENTS
FORWARD-LOOKING STATEMENTS
This proxy statement contains certain forward‑looking statements within the meaning of federal securities laws with respect to Virgin Orbit Holdings, Inc. These forward‑looking statements are statements other than those of historical fact and generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” and similar expressions. Forward‑looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward‑looking statements in this proxy statement, including but not limited to the factors, risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Quarterly Report on Form 10‑Q for the quarterly period ended March 31, 2022, as such factors may be updated from time to time and which are accessible on the SEC’s website at www.sec.gov and the Investor Information section of our website at investors.virginorbit.com. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward‑looking statements. Forward‑looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward‑looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward‑looking statements, whether as a result of new information, future events, or otherwise.

2022 PROXY STATEMENT FOR THE ANNUAL MEETING
TO BE HELD AUGUST 30, 2022
This proxy statement (this “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2021 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Virgin Orbit Holdings, Inc. in connection with our 2022 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about July 15, 2022.
As used herein, the terms “Company,” “we,” “us,” or “our” refer to Virgin Orbit Holdings, Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires.
GENERAL INFORMATION ABOUT
THE ANNUAL MEETING AND VOTING

WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?
The Annual Meeting will be held on August 30, 2022 at 10:00 a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/VORB2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”), on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on July 13, 2022 (the “Record Date”).

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 1

GENERAL INFORMATION	TABLE OF CONTENTS

WHAT ARE THE PURPOSES OF THE ANNUAL MEETING?
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

PROPOSAL		RECOMMENDATION	PAGE

1	to elect Daniel M. Hart and George N. Mattson as Class I directors to hold office until the Company’s annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”) and until their respective successors have been duly elected and qualified; and	FOR each nominee	11
2	to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	FOR	21

ARE THERE ANY MATTERS TO BE VOTED ON AT THE ANNUAL MEETING THAT ARE NOT INCLUDED IN THIS PROXY STATEMENT?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

WHY DID I RECEIVE A NOTICE IN THE MAIL REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A PAPER COPY OF PROXY MATERIALS?
The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice and Access Card provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

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TABLE OF CONTENTS	GENERAL INFORMATION

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE AND ACCESS CARD OR MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all your shares. To ensure that all your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

CAN I VOTE MY SHARES BY FILLING OUT AND RETURNING THE NOTICE AND ACCESS CARD?
No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign the proxy card and return it in the envelope provided.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
Holders of record of shares of our common stock as of the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 335,126,197 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” refer to shares that are held on the holder’s behalf in the name of a bank, broker or other nominee.

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GENERAL INFORMATION	TABLE OF CONTENTS

WHAT DO I DO IF MY SHARES ARE HELD IN “STREET NAME”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

WHAT ARE “BROKER NON-VOTES”?
A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.
Under current Nasdaq interpretations that govern broker non-votes, Proposal No. 1 is considered a non-discretionary matters and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, either (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present by remote communication or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

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TABLE OF CONTENTS	GENERAL INFORMATION

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?
We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:

BY PHONE	You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
ONLINE	You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice and Access Card or proxy card; or
BY MAIL	You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on August 29, 2022.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

WHY HOLD A VIRTUAL MEETING?
We want to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in‑person meeting. Furthermore, as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting.

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 5

GENERAL INFORMATION	TABLE OF CONTENTS

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted.

PROPOSAL		VOTES REQUIRED	VOTING OPTIONS	IMPACT OF “WITHHOLD” OR “ABSTAIN” VOTES	BROKER DISCRETIONARY VOTING ALLOWED

1	Election of Directors Daniel Hart & George Mattson in Class I	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	None(2)
2	Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the total number of votes cast at the Annual Meeting (excluding abstentions and broker non-votes).	“FOR” “AGAINST” “ABSTAIN”	None(3)	None(4)
(1)Votes that are “withheld” will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Broker non‑votes are not considered votes cast and will, therefore, not affect the outcome of this proposal.
(3)A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(4)As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. We do not expect any broker non‑votes on this matter.

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TABLE OF CONTENTS	GENERAL INFORMATION

HOW CAN I ATTEND AND VOTE AT THE ANNUAL MEETING?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/VORB2022. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/VORB2022.
•Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/VORB2022 on the day of the Annual Meeting.
•Webcast starts promptly at 10:00 a.m., Pacific Time.
•You will need your 16-Digit Control Number to enter the Annual Meeting.
•Stockholders may submit questions while attending the Annual Meeting via the Internet.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m., Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

WILL I BE ABLE TO ASK QUESTIONS AT THE ANNUAL MEETING?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We intend to reserve up to ten minutes before the closing of the polls to address questions submitted. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?” will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow “Rules of Conduct,” which will be available on our Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”). Under these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of statements already made by another stockholder;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or the Chief Legal Officer in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?”

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 7

GENERAL INFORMATION	TABLE OF CONTENTS

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote:
•FOR the election of elect Daniel M. Hart and George N. Mattson to the Board.
•FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2022.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

WHO WILL COUNT THE VOTES?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.

CAN I REVOKE OR CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•sending a written statement to that effect to the attention of our Chief Legal Officer at our corporate offices or by electronic mail at VO.stock@virginOrbit.com, provided such statement is received no later than 11:59 p.m., Eastern time, on August 29, 2022;
•voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern time, on August 29, 2022;

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TABLE OF CONTENTS	GENERAL INFORMATION
•submitting a properly signed proxy card with a later date that is received no later than 11:59 p.m., Eastern time, on August 29, 2022; or
•attending the Annual Meeting, revoking your proxy and voting again.
If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

WHO WILL PAY FOR THE COST OF THIS PROXY SOLICITATION?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 9

PROPOSAL ONE
ELECTION OF INCUMBENT DIRECTOR NOMINEES

BOARD SIZE AND STRUCTURE
Our certificate of incorporation as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by resolution of our Board of Directors in accordance with the Company’s bylaws (the “Bylaws”). Our Board of Directors currently has seven directors serving on the Board. The Board of Directors has nominated each of Daniel M. Hart and George N. Mattson, the Company’s existing Class I directors, whose terms of service expire at the Annual Meeting (collectively, the “Director Nominees”).
Each of the Director Nominees has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any Director Nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the Director Nominees will be unable to serve.
As set forth in our Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three‑year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the Company’s annual meeting of stockholders held in 2025; Class II, whose term will expire at the Company’s annual meeting of stockholders held in 2023; and Class III, whose term will expire at the Company’s annual meeting of stockholders held in 2024.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL ONE.
7 FIXED NUMBER OF DIRECTORS

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 11

PROPOSAL ONE	TABLE OF CONTENTS
Each director will hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal in accordance with our Certificate of Incorporation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one‑third of the directors. Our directors may be removed only for cause by the affirmative vote of the holders of a majority of voting power of our then outstanding voting stock entitled to vote in the election of directors.
DIVERSITY OF THE BOARD

Independence	Gender	Age

● Independent ● Non-Independent	● Female ● Male	● < 40 Years Old ● 50-60 Years Old ● 60+ Years Old
BOARD DIVERSITY MATRIX
As of July 15, 2022
Total Number of Directors: 7

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4		1
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1

12 2022 PROXY STATEMENT	VIRGIN ORBIT HOLDINGS, INC.

TABLE OF CONTENTS	PROPOSAL ONE
INFORMATION ABOUT BOARD NOMINEES
The following pages contain certain biographical information as of July 8, 2022, for each nominee for director, including all positions held, the principal occupation and business experience for the past five years and the names of other publicly-held companies of which the nominee currently serves as a director or has served as a director during the past five years.
We believe that all of our nominees:

Display personal and professional integrity, ethics and values;
Relevant academic expertise or other proficiency and/or business or finance experience;
Diversity of expertise and experience in substantive matters pertaining to the Company’s business;
An appropriate level of understanding of our business and experience relevant to the Company’s industry;
The ability and willingness to devote adequate time to the work of our Board of Directors and its committees;
Skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company;
Strategic thinking and a willingness to share ideas;

A diversity of perspective, experiences, expertise and background, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience, gender identification or identification as an underrepresented minority or as LGBTQ+, practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and

The ability to represent the interests of all of our stockholders.

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 13

PROPOSAL ONE	TABLE OF CONTENTS
INFORMATION ABOUT BOARD INCUMBENT
DIRECTOR NOMINEES AND CONTINUING DIRECTORS
The following pages contain certain biographical information as of July 15, 2022, for each Director Nominee, including all positions held, the principal occupation and business experience for the past five years and the names of other publicly‑held companies of which the nominee currently serves as a director or has served as a director during the past five years.
We believe that each of our Director Nominees display personal and professional integrity; satisfactory levels of education and/or business experience; broad‑based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.
The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

14 2022 PROXY STATEMENT	VIRGIN ORBIT HOLDINGS, INC.

TABLE OF CONTENTS	PROPOSAL ONE
INCUMBENT DIRECTOR NOMINEES
NOMINEES FOR CLASS I DIRECTORS (CURRENT TERMS TO EXPIRE AT THE 2022 ANNUAL MEETING)

DAN HART
AGE: 61 DIRECTOR SINCE: 2021

Mr. Hart joined Virgin Orbit, LLC (the main operating subsidiary of the Company) as its President in March 2017, and has served as President and Chief Executive Officer of Virgin Orbit, LLC since June 2017. Mr. Hart has served as a member of our Board since December 2021. From 1983 until he joined Virgin Orbit, LLC, Mr. Hart held various aerospace leadership roles at Boeing, where he most recently served as Vice President of Government Satellite Systems. In that position, he oversaw Boeing’s government satellite programs, while developing and managing missions for the DoD, NASA, NOAA, and other national programs. Mr. Hart’s portfolio included marquee programs such as Global Positioning System (“GPS”), Wideband Global SATCOM, the Tracking and Data Relay Satellites (TDRS) system, and the X-37 spaceplane. Mr. Hart serves as a member of the Board of Trustees of the California Science Center. Mr. Hart holds a Bachelor of Science degree in physics from the State University of New York at Albany and attended the Harvard Business School Advanced Management Program.
We believe that Mr. Hart is qualified to serve as a member of our Board because of his experience and track record of success as Chief Executive Officer at Virgin Orbit, LLC and elsewhere in the aerospace industry, as well as his knowledge and extensive experience in the aerospace industry and with satellite programs.

GEORGE N. MATTSON
AGE: 56 DIRECTOR SINCE: 2021

Mr. Mattson has served as a member of our Board since December 2021. Mr. Mattson served as Co-Chairman of NextGen from January 18, 2021 until the closing of the Business Combination (as defined herein). Mr. Mattson has served on the Board of Directors of Xos, Inc. (f/k/a NextGen Acquisition Corporation (“NGAC I”)) since August 2021 and served as Co-Chairman of NGAC I from September 2020 until August 2021. Mr. Mattson served as a Partner and Co-Head of the Global Industrials Group in Investment Banking at Goldman, Sachs & Co. from November 2002 through August 2012. Mr. Mattson joined Goldman Sachs in 1994 and served in a variety of positions before becoming Partner and Co-Head of the Global Industrials Group. Mr. Mattson serves as a director of Delta Air Lines, Inc. (NYSE: DAL), and Virgin Galactic Holdings, Inc. Mr. Mattson also served as a director of Air France-KLM S.A. (PAR: AF) from 2017 until February 2021. Mr. Mattson holds a B.S. degree in Electrical Engineering from Duke University and an M.B.A. from the Wharton School of the University of Pennsylvania.
We believe that Mr. Mattson is qualified to serve on our Board due to his substantial strategic, financial and transactional experience and deep expertise in the industrial sector and his experience serving as a director for various public and private companies.

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 15

PROPOSAL ONE	TABLE OF CONTENTS
CONTINUING DIRECTORS
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2023 ANNUAL MEETING)

EVAN LOVELL
AGE: 52 DIRECTOR SINCE: 2021

Mr. Lovell has served as the Chairman of our Board since December 2021. Since 2012, Mr. Lovell has served as the Chief Investment Officer of Virgin Group Holdings Limited (the “Virgin Group”), where he has been responsible for managing the Virgin Group’s portfolio and investments in North America. From 2008 to 2012, Mr. Lovell was the Founding Partner of Virgin Green Fund, a private equity fund investing in the renewable energy and resource efficiency sectors. From 1998 to 2008, Mr. Lovell served as an investment professional at TPG Capital, where he also served on the board of directors of a number of TPG portfolio companies. Mr. Lovell currently serves on the boards of several companies including Virgin Hotels since 2012, Virgin Voyages since 2014, BMR Energy since 2016, Virgin Galactic (NYSE: SPCE) since 2017, 23andMe Holding Co. (Nasdaq: ME) since 2020, and Virgin Orbit since 2017 and Virgin Group Acquisition Corp. II since 2020. Mr. Lovell previously served on the board of Virgin America (NASDAQ: VA) from 2013 until its acquisition by Alaska Air in 2016, AquaVenture Holdings (NYSE: WAAS) from 2006 to 2019 and Virgin Group Acquisition Corp. II from 2021 to June 2022. Mr. Lovell holds a Bachelor’s degree from the University of Vermont.
We believe that Mr. Lovell is qualified to serve on our Board because of his extensive experience as a seasoned investor and operator.

KATHARINA MCFARLAND
AGE: 63 DIRECTOR SINCE: 2021

Ms. McFarland has served as a member of our Board since December 2021. With over 30 years of government service, Ms. McFarland is widely recognized as a leading subject‑matter expert on government procurement. She serves as Chairman of the Board of Army Research and Development at the National Academies of Science, and as a Director on the Boards of SAIC (NYSE: SAIC) and Transphorm (Nasdaq: TGAN). She was previously the Assistant Secretary of Defense for Acquisition from 2012 to 2017 and acting Assistant Secretary of the Army (Acquisition, Logistics & Technology) from 2016 to 2017. She was President of the Defense Acquisition University from 2010 to 2012. From 2006 to 2010, Ms. McFarland was the Director of Acquisition, Missile Defense Agency. She is an accredited Materials, Mechanical, Civil and Electronics Engineer. She has received an Honorary Doctoral of Engineering degree from the University of Cranfield, United Kingdom; the Presidential Meritorious Executive Rank Award, the Secretary of Defense Medal for Meritorious Civilian Service Award, the Department of the Navy Civilian Tester of the Year Award, and the Navy and United States Marine Corps Commendation Medal for Meritorious Civilian Service.
We believe that Ms. McFarland is qualified to serve on our Board because of her experience serving as a director for various public companies, as well as her substantial experience with the U.S. Department of Defense, Department of Army, and Intelligence Community procurement with focus on Space applications, Artificial Intelligence, Cyber, and IT technologies.in defense acquisition, program management, logistics and technology.

16 2022 PROXY STATEMENT	VIRGIN ORBIT HOLDINGS, INC.

TABLE OF CONTENTS	PROPOSAL ONE

ABDULLA SHADID
AGE: 39 DIRECTOR SINCE: 2021

Mr. Shadid has served as a member of our Board since December 2021. Mr. Shadid is an Executive Director in the Growth and M&A unit in Mubadala’s Direct Investments Platform. In his role, he is responsible for managing Mubadala’s direct investments in select growth segments such as the space industry, as well as supporting the platform in realizing shareholder value through acquisitions, corporate restructurings, M&A and divestitures. Before this, Mr. Shadid served as the Managing Director, Cargo & Logistics Services at Etihad Aviation Group. At Etihad, he played an active role in evolving Etihad Cargo’s business strategy and rolling out its ambitious transformation program. Prior to Etihad, Mr. Shadid spent 13 years at Mubadala in various roles. He was a member of the team that developed Mubadala’s first comprehensive Aerospace strategy for Abu Dhabi in 2006 and was subsequently engaged in its implementation and execution. He worked on the creation of foundational partnerships with leading global aerospace players, including GE Aviation, Rolls‑Royce, International Aero‑Engines and Hamilton Sundstrand (now UTC Aerospace). Most recently he served as Head of Aerospace, managing Mubadala’s portfolio of aerospace investments in the UAE and internationally. Mr. Shadid joined Mubadala in 2005 from the Tawazun Economic Council. Mr. Shadid currently serves as a member of the Board of Directors of Sociedad Minera de Santander S.A.S. (Minesa) in Colombia, and Strata Manufacturing PJSC in the UAE. He previously served as Chairman of Sanad Aero Solutions LLC, Aerospace Turbine Services and Solutions LLC, Cosmo Energy Holdings Company Ltd (TYO:5021) in Japan and Armaguard Valuables Management LLC; and was also a member of the Boards of Directors of Abu Dhabi Ship Building PJSC, Safwa Marine LLC and SR Technics Switzerland AG. Mr. Shadid holds a Bachelor of Engineering degree in Electronic and Electrical Engineering from University College London (UCL) in the United Kingdom.
We believe that Mr. Shadid is qualified to serve on our Board because of his extensive experience in the aerospace industry.

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 17

PROPOSAL ONE	TABLE OF CONTENTS
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)

SUSAN HELMS
AGE: 64 DIRECTOR SINCE: 2021

Ms. Helms has served as a member of our Board since December 2021. Ms. Helms was commissioned from the U.S. Air Force Academy in 1980 and served in the United States Air Force until her retirement in April 2014 with the rank of Lt. General. During her tenure in the United States Air Force, Ms. Helms held a variety of positions of increasing responsibility before ultimately retiring as the Commander, 14th Air Force (Air Forces Strategic), Air Force Space Command, and Commander, Joint Functional Component Command for Space, US Strategic Command, Vandenberg Air Force Base, California. In addition, Ms. Helms is a former NASA astronaut and veteran of five spaceflights. Ms. Helms is the principal and owner of Orbital Visions, LLC, a consulting company established in 2015. Additionally, Ms. Helms currently serves on the NASA Aerospace Safety Advisory Panel and is a member of the Board of Trustees for the Aerospace Corporation. Ms. Helms has also been elected as a member of the National Academy of Engineering. Ms. Helms was previously a board member for Concho Resources Inc. and the Association of Space Explorers (USA) and, in 2016 she completed a two-year term as a trustee for the Woodrow Wilson International Center in Washington, D.C. Ms. Helms earned a Bachelor of Science degree in Aeronautical Engineering from the U.S. Air Force Academy and a Master’s of Science degree in Aeronautics/Astronautics from Stanford University.
We believe that Ms. Helms is qualified to serve on our Board because of her expertise in technology, risk management and organizational efficiency as a result of her long tenure with the United States Air Force, as well as her experience serving as a director for various public companies.

18 2022 PROXY STATEMENT	VIRGIN ORBIT HOLDINGS, INC.

TABLE OF CONTENTS	PROPOSAL ONE

GREGORY L. SUMME
AGE: 65 DIRECTOR SINCE: 2021

Mr. Summe has served as a member of our Board since December 2021. Mr. Summe served as Co‑Chairman of NextGen Acquisition Corp. II (“NextGen”) from January 18, 2021, until the closing of the Business Combination. Mr. Summe served as a director of the Board of Directors of NGAC I and Co‑Chairman of NGAC I from July 2020 and September 2020, respectively, until August 2021. Mr. Summe is the Founder and Managing Partner of Glen Capital Partners LLC, a value‑oriented investment fund. From 2009 to 2014, Mr. Summe was the Managing Director and Vice Chairman of Global Buyout at the Carlyle Group. Prior to joining Carlyle, Mr. Summe was the Chairman, CEO and President of PerkinElmer, Inc. which he led from 1998 to 2009. He also served as a Senior Advisor to Goldman Sachs Capital Partners from 2008 to 2009. Prior to joining PerkinElmer, Mr. Summe was with AlliedSignal, now Honeywell International, serving successively as the President of General Aviation Avionics, President of the Aerospace Engines Group, and President of the Automotive Products Group. Before joining AlliedSignal, he was the General Manager of Commercial Motors at General Electric and was a Partner with the consulting firm McKinsey & Company, Inc. Mr. Summe serves as a director of NXP Semiconductors N.V. (Nasdaq: NXPI), the State Street Corporation (NYSE: STT), Avantor Inc. (NYSE: AVTR), and the Pella Corporation. He was previously the chairman of the board of directors of Freescale Semiconductor and Euromax International, and a director of Biomet Inc., TRW Inc., LMI Aerospace, Veyance, and Automatic Data Processing, Inc. (Nasdaq: ADP). Mr. Summe holds B.S. and M.S. degrees in electrical engineering from the University of Kentucky and the University of Cincinnati, and an M.B.A. with distinction from the Wharton School at the University of Pennsylvania. He is in the Hall of Distinction at the University of Kentucky.
We believe that Mr. Summe is qualified to serve on our Board due to his extensive operational and business transformation experience in the aerospace sector and his experience serving as a director for various public and private companies.

BOARD RECOMMENDATION

The Board of Directors unanimously recommends a vote “FOR” the election of Messrs. Hart and Mattson.

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 19

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations.
A representative of KPMG is expected to attend the Annual Meeting and be available to respond to appropriate questions from stockholders.
KPMG LLP (“KPMG”) served as our independent registered public accounting firm for the fiscal year ended December 31, 2021, and audited the Company’s consolidated financial statements as of and for the year ending December 31, 2021. KPMG also served as independent registered public accounting firm of Vieco USA, Inc. (“Vieco USA”) prior to the business combination between a subsidiary of Next Gen Acquisition Corp. II (our predecessor registrant) (“NextGen”) and Vieco USA and certain related reorganizational transactions (collectively, the “Business Combination”), which was consummated on December 29, 2021. Neither KPMG nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed KPMG to serve as our independent registered public accounting firm for the year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for the ratification at the Annual Meeting.
Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of KPMG to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL TWO.

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 21

PROPOSAL TWO	TABLE OF CONTENTS
stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion,may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
CHANGE IN INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
As previously disclosed, on January 5, 2022, the Audit Committee of the Board dismissed Marcum LLP (“Marcum”), NextGen’s independent registered public accounting firm prior to the Business Combination, as the Company’s independent registered public accounting firm, and KPMG was engaged as the Company’s new independent registered public accounting firm. The dismissal of Marcum and appointment of KPMG was done in connection with the closing of the Business Combination.
Disclosures Regarding Marcum
The report of Marcum on NextGen’s, the Company’s legal predecessor, balance sheet as of January 18, 2021, and the statements of operations, changes in stockholders’ equity and cash flows for the three months ended September 30, 2021, and the period from January 11, 2021 (inception) to September 30, 2021, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the period from January 11, 2021 (inception) to September 30, 2021, and subsequent interim period through January 5, 2022, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on NextGen’s financial statements for such period.
During the period from January 11, 2021, (inception) to September 30, 2021, and subsequent interim period through January 5, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S‑K under the Exchange Act), except for the previously disclosed material weaknesses identified in NextGen’s internal control over financial reporting related to (i) the classification of warrants issued by NextGen in connection with NextGen’s initial public offering in March 2021 and (ii) the improper classification of a portion of NextGen’s Class A ordinary shares as permanent equity on NextGen’s balance sheet. The Audit Committee of the board of directors of NextGen discussed each of the reportable events with Marcum, and NextGen authorized Marcum to respond fully to inquiries of KPMG concerning the reportable events.
The Company previously provided Marcum with a copy of the disclosures made by the Company regarding the dismissal reproduced in this Proxy Statement and received a letter from Marcum addressed to the SEC stating that they agree with the above statements. This letter was filed as an exhibit to our Current Report on Form 8‑K filed with the SEC on January 5, 2022.
Disclosures Regarding KPMG
On January 5, 2022, the Audit Committee of the Board approved the engagement of KPMG as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2021. KPMG served as independent registered public accounting firm of Vieco USA prior to the Business Combination. During the years ended December 31, 2020, and December 31, 2019, and subsequent interim period through January 5, 2022, neither the Company nor anyone on the Company’s behalf consulted with KPMG with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event, discussed above.

22 2022 PROXY STATEMENT	VIRGIN ORBIT HOLDINGS, INC.

TABLE OF CONTENTS	PROPOSAL TWO
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table sets forth the fees of KPMG LLP, our independent registered public accounting firm, billed to us in each of the last two fiscal years (in thousands).

	2021(4)	2021(5)	2020(6)
Audit Fees(1)	$ 650	$ 1,136	$ 202
Audit Related Fees(2)	—	49	—
Tax Fees (3)	—	203	—
All Other Fees	—	—	—
Total	$ 650	$ 1,388	$ 202
(1)Audit fees include fees for services performed to comply with the standards established by the Public Company Accounting Oversight Board, including the audit of our consolidated financial statements. This category also includes fees for audits provided in connection with statutory filings or services that generally only the principal independent auditor reasonably can provide, such as consent and assistance with and review of our SEC filings.
(2)Audit‑Related Fees consist of fees billed for services involving due diligence performed in connection with NextGen’s engagement entered into prior to the Virgin Orbit Business Combination.
(3)Tax Fees consisted of fees for due diligence tax consulting services.
(4)Represent fees billed for services for the period from December 30, 2021, through December 31, 2021, following the Virgin Orbit Business Combination. Audit Fees include the 2021 audit of our consolidated financial statements for approximately $650,000.
(5)Represents fees billed for services for the period from January 1, 2021, through December 29, 2021, prior to the Virgin Orbit Business Combination. Audit Fees represent KPMG LLP fees related to Vieco USA’s 2021 quarterly review procedures and prior year PCAOB audit procedures of $390,000, and fees related to registration statements of $625,400. NextGen incurred audit fees from Marcum LLP associated with the Virgin Orbit Business Combination of approximately $120,300 and audit‑related fees of approximately $49,000 for financial due diligence associated with the Virgin Orbit Business Combination. Tax fees consisted of tax due diligence associated with the Virgin Orbit Business Combination to KPMG LLP of approximately $183,000 related to Vieco USA and approximately $21,000 for Marcum, LLP related to NextGen.
(6)Audit fees include audit services performed by KPMG LLP for Vieco USA.
PRE-APPROVAL POLICIES AND PROCEDURES
The formal written charter for our Audit Committee requires that the Audit Committee pre‑approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non‑audit) to be provided to us by our independent registered public accounting firm, other than de minimis non‑audit services approved in accordance with applicable SEC rules.
The Audit Committee has adopted a pre‑approval policy (the “Pre‑Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non‑audit services proposed to be performed by our independent registered public accounting firm may be pre‑approved. The Pre‑Approval Policy generally provides that the Audit Committee will not engage an independent registered public accounting firm to render any audit, audit‑related, tax or permissible non‑audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre‑approval”) or (ii) entered into pursuant to the pre‑approval policies and procedures described in the Pre‑Approval Policy (“general pre‑approval”). Unless a type of service to be provided by our independent registered public accounting firm has received this latter general pre‑approval under the pre‑approval policy, it requires specific pre‑approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre‑approvals. Any member of the Audit Committee to whom the committee delegates authority to make pre‑approval decisions must report any such pre‑approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 23

PROPOSAL TWO	TABLE OF CONTENTS
services not contemplated in the original pre‑approval categories or above the pre‑approved amounts, the Audit Committee requires pre‑approval for such additional services or such additional amounts. Any proposed services exceeding pre‑approved cost levels or budgeted amounts will also require specific pre‑approval. For both types of pre‑approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence.
On an annual basis, the Audit Committee reviews and generally pre‑approves the services (and related fee levels or budgeted amounts) that may be provided by the Company’s independent registered public accounting firm without first obtaining specific pre‑approval from the Audit Committee. The Audit Committee may revise the list of general pre‑approved services from time to time, based on subsequent determinations. The Audit Committee has pre‑approved all services performed since the Pre‑Approval Policy was adopted.
BOARD RECOMMENDATION

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2022.
AUDIT COMMITTEE REPORT
The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “Corporate Governance—Audit Committee.” Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.
In the performance of its oversight function, the Audit Committee reviewed and discussed with management and KPMG LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.
Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10‑K for the fiscal year ended December 31, 2022, filed with the SEC.
Submitted by the Audit Committee of the Company’s Board of Directors:
Gregory Summe (Chair)
George Mattson
Katharina McFarland

24 2022 PROXY STATEMENT	VIRGIN ORBIT HOLDINGS, INC.

EXECUTIVE OFFICERS
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of July 15, 2022. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position	In Current Position Since
Dan Hart	61	Chief Executive Officer and Director	2017
Jim Simpson	62	Chief Strategy Officer	2020
Tony Gingiss	53	Chief Operating Officer	2021
Brita O’Rear	56	Vice President and Chief Financial Officer	2017
Derrick Boston	58	Chief Legal Officer and Corporate Secretary	2017
Dan Hart. Please see Mr. Hart’s biography under “Information about Director Nominees and Continuing Directors,” above.
Jim Simpson. Mr. Simpson has served as Chief Strategy Officer of the Company since December 2021 (and of Virgin Orbit, LLC since November 2020), and he is responsible for defining our strategy and leading business development efforts across all end markets. Prior to joining Virgin Orbit, LLC full‑time, he served as a board member of VO Holdings, Inc. from May 2019 through November 2020. Mr. Simpson previously served as Chief Executive Officer of Saturn Satellite Networks, Inc., a manufacturer of GEO communications satellites, from May 2019 to November 2020, and of ABS Corporation, a satellite connectivity and service provider, from December 2017 to August 2018. From September 2015 to December 2017, Mr. Simpson served as Senior Vice President for Strategy & Business Development at Aerojet Rocketdyne, where he led the company’s new business capture and strategic alignment initiatives. Prior to these roles, Mr. Simpson spent 35 years at Boeing in various leadership roles within the Satellite & Launch Business. Mr. Simpson holds Bachelor of Science and Master of Science degrees in Materials Engineering from University of California Los Angeles and a Master of Business Administration degree from University of Southern California Marshall School of Business.
Tony Gingiss. Mr. Gingiss has served as Chief Operating Officer of the Company since December 2021 (and of Virgin Orbit, LLC since February 2021), and he is responsible for leading the development of Virgin Orbit’s space launch program. Prior to joining Virgin Orbit, LLC, from September 2017 to January 2021, Mr. Gingiss served as the Chief Executive Officer of OneWeb Satellites, a joint venture between OneWeb and Airbus. Prior to leading this joint venture, he served as Vice President of the Space Segment at OneWeb, where he was responsible for satellite and launch vehicle procurement. Prior to joining OneWeb, Mr. Gingiss served as the Director of Strategic Integration for Boeing’s Satellite Systems, where he was responsible for leading strategy and innovation efforts across government and commercial end markets. From 2011 to 2016, Mr. Gingiss was the Program Director of National Space Communications Programs (NSCP) and Advanced Systems Programs (ASP). From 2007 to 2011, Mr. Gingiss led the Systems Engineering organization for Boeing’s GPS IIF through its first two launches in May 2010 and July 2011. Mr. Gingiss holds a Bachelor of Science degree in Aerospace Engineering from Purdue University and a Master of Science degree in Aeronautics & Astronautics from MIT.
Brita O’Rear. Ms. O’Rear has served as Vice President and Chief Financial Officer of the Company since December 2021 (and of Virgin Orbit, LLC since July 2017) and she is responsible for leading all corporate finance, budgeting, and accounting efforts across the business. Prior to joining Virgin Orbit, LLC, from July 2016 to May 2017, Ms. O’Rear led the finance and accounting team at Astronics Test Systems. From 2013 to mid‑2016, Ms. O’Rear served as the Vice President of Finance at Thales Avionics InFlyt Experience and Thales North America. From 1997 to 2013, Ms. O’Rear served as the Deputy CFO and Senior Director of Finance at Thales Avionics In‑Flight Entertainment. Prior to Thales Avionics, Ms. O’Rear held finance roles at B/E Aerospace and Lockheed

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EXECUTIVE OFFICERS	TABLE OF CONTENTS
Martin. Ms. O’Rear holds a Bachelor of Science degree in Accounting and Finance from California State University of Fullerton and a Master of Business Administration degree from the University of Redlands.
Derrick Boston. Mr. Boston has served as the Chief Legal Officer of Virgin Orbit Holdings, Inc. since December 2021. Mr. Boston has also served as Chief Administrative Officer and General Counsel of Virgin Orbit, LLC since April 2017. In this capacity, he is responsible for leading the legal team and the information technology team. Prior to joining Virgin Orbit, LLC, from March 2008 to January 2017, he served as Executive Vice President, Business Development and General Counsel of Panavision Inc., where he oversaw all legal matters across the business and led strategic business development projects. He also served from 2010 to 2013 as President of Panavision’s Advanced Imaging Group, through which he led three of Panavision’s subsidiaries. Mr. Boston is a corporate securities lawyer and has been a partner at Irell & Manella and Guth | Christopher, both based in Los Angeles, California. Mr. Boston holds a Bachelor of Arts degree in Government from Harvard University and a Juris Doctor degree from Harvard Law School, where he was an editor of the Harvard Law Review.

26 2022 PROXY STATEMENT	VIRGIN ORBIT HOLDINGS, INC.

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE GUIDELINES
Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Governance — Governance Documents” section of the “Investor Information” page of our website located at investors.virginorbit.com, or by writing to our Chief Legal Officer at our offices at 4022 E. Conant Street, Long Beach, CA 90808. Among the topics addressed in our Corporate Governance Guidelines are:

Advance receipt of meeting materials	Director qualification standards
Appointment and rotation of Committee members	Director responsibilities
Board access to independent advisors	Frequency of meetings
Board access to senior management	Interaction with Institutional Investors, the Press and Customers
Board and Committee self-evaluations	Interested persons’ communications with the Board
Board committees, responsibilities and independence	Meeting attendance by directors and non-directors
Board leadership structure	Risk management
Conflicts of interest	Separate sessions of independent directors
Director compensation	Service on other boards
Director independence and qualifications	Size of the Board
Director orientation and continuing education	Succession planning
Directors who resign or materially change their current positions with their own company or become aware of circumstances that may adversely reflect upon the Director or the Company	Term limits

BOARD LEADERSHIP STRUCTURE
If the Chairperson of the Board is a member of management or does not otherwise qualify as an independent director, our Corporate Governance Guidelines provide that the independent directors may elect from among themselves a lead director (the “Lead Director”). Our Corporate Governance Guidelines provide that, at such times as the Chairperson of the Board qualifies as independent, the Chairperson of the Board will serve as Lead Director. The Board may modify its leadership structure in the future as it deems appropriate.

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CORPORATE GOVERNANCE	TABLE OF CONTENTS
The Board believes that our current leadership structure of Chief Executive Officer and Chairperson of the Board being held by two separate individuals is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day‑to‑day leadership and performance of our Company and the Chairperson of the Board’s responsibility to guide the overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.
COMPOSITION OF THE BOARD OF DIRECTORS
Our business and affairs are managed under the direction of our Board. As of the date of this proxy statement, our Board consists of seven directors. Subject to the terms of the Stockholders’ Agreement (discussed more fully below), our Certificate of Incorporation and Bylaws provide that the number of directors on our Board are fixed by our Board.
When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of its business and structure, our Board focuses primarily on each person’s background and experience in order to provide an appropriate mix of experience and skills relevant to the size and nature of the business.
STOCKHOLDERS’ AGREEMENT
On December 29, 2021, in connection with the closing of the Business Combination (the “Closing”), we entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”) with Vieco 10 Limited (“Vieco 10,” and, together with any individuals or entities that thereafter become party to the agreement, the “Voting Parties”). Pursuant to the terms of the Stockholders’ Agreement, Vieco 10 initially designated four directors to the Board: Susan Helms, Evan Lovell, Katharina McFarland and Abdulla Shadid (together, the “VO Designees”). Vieco 10 has the right to designate four directors to the Board for as long as Vieco 10 (or its permitted transferees) beneficially owns a number of shares of our common stock representing at least 50% of the number of shares beneficially owned by Vieco 10 immediately following the effective time of the Business Combination (provided that if such percentage falls below (w) 50%, Vieco 10 will have the right to designate only three directors, (x) 25%, Vieco 10 will have the right to designate only two directors, (y) 10%, Vieco 10 will have the right to designate only one director, and (z) 5%, Vieco 10 will not have the right to designate any directors). Following the closing of the Business Combination, Vieco 10 distributed 243,806,308 shares of common stock to Virgin Investments Limited (“VIL”) and 58,175,111 shares of common stock to Fifteenth Investment Company LLC, an affiliate of Aabar Space Inc. (“Fifteenth”), following which each of VIL and Fifteenth entered into a joinder to the Stockholders’ Agreement, whereby Fifteenth became a Voting Party and VIL assumed the designation and consent rights granted to Vieco 10 pursuant to the Stockholders’ Agreement, except that, so long as Fifteenth continues to own at least 7.5% of the outstanding shares of our common stock, it will have the right to designate one director.
Upon any decrease in the number of directors that VIL is entitled to designate for nomination to the Board, VIL shall take all necessary action to cause the appropriate number of designees to offer to tender their resignation, effective as of the next annual meeting of our stockholders. If as a result of changes in ownership by VIL of common stock such that there are any seats on the Board for which VIL does not have the right to designate a director, the selection of such director shall be conducted in accordance with applicable law and with our organizational documents then in effect.
VIL has the exclusive right to remove one or more of the VO designees from the Board and VIL has the exclusive right to designate directors for election to the Board to fill vacancies created by reason of death, removal or resignation of VO designees (in each case, so long as VIL retains its right to designate a director to such seat on the Board by virtue of its ownership levels of common stock).

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TABLE OF CONTENTS	CORPORATE GOVERNANCE
In addition, pursuant to the Stockholders’ Agreement, each of Virgin Orbit and the Voting Parties agree not to take, directly or indirectly, any actions (including removing directors in a manner inconsistent with the Stockholders’ Agreement) that would frustrate, obstruct or otherwise affect the provisions of the Stockholders’ Agreement and the intention of the parties thereto with respect to the composition of the Board as therein stated. Each Voting Party, to the extent not prohibited by our Certificate of Incorporation, will vote all of its shares of common stock held by such Voting Party in such manner as may be necessary to elect and/or maintain in office as members of the Board those individuals designated in accordance with the Stockholders’ Agreement and to otherwise effect the intent of the provisions of the Stockholders’ Agreement.
In addition, under the amended and restated trademark license agreement (the “Amended and Restated TMLA”), that we entered into with Virgin Enterprises Limited (“VEL”) in connection with the closing of the Business Combination, to the extent the Virgin Group does not otherwise have a right to place a director on our Board of Directors under the Stockholders’ Agreement, we have agreed to provide VEL with the right to appoint one director to our Board of Directors (provided the designee is qualified to serve on the Board under all applicable corporate governance policies and regulatory and Nasdaq requirements).
Pursuant to the terms of the Stockholders’ Agreement, for so long as the VO Holder is entitled to designate four directors for election to the Board in accordance with the terms and conditions of the Stockholder’s Agreement, the Voting Parties and the Company will take all Necessary Action (as defined in the Stockholders’ Agreement) to cause the Chairperson of the Board to be an individual chosen by the VO Holder, who is initially Evan Lovell. Except as otherwise set forth above, the majority of the Board determines the Chairperson of the Board.
DIRECTOR NOMINATION PROCESS
The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the Nominating and Corporate Governance Committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the Nominating and Corporate Governance Committee considers candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments and may take into account many factors, including, but not limited to: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience, gender identification or identification as an underrepresented minority or as LGBTQ+, practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re‑election, the Nominating and Corporate Governance Committee will also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
We consider diversity, such as gender, race, ethnicity and membership of underrepresented communities, a meaningful factor in identifying director nominees and view such diversity characteristics as meaningful factors to consider, but do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re‑election, the Nominating and Corporate Governance Committee may also consider potential conflicts of interest with the candidate’s other personal and profession pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

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CORPORATE GOVERNANCE	TABLE OF CONTENTS
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders, and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re‑election in the context of the Board evaluation process and other perceived needs of the Board.
As described above, the Stockholders’ Agreement provides for the parties thereof to designate persons to our Board based on their voting power of our common stock and subject to additional requirements. Pursuant to the Stockholders’ Agreement and their current voting power, VIL currently has the right to designate three designees to serve on the Board and Fifteenth currently has the right to designate one designee to serve on the Board.
Mr. Lovell was designated by VIL to serve on our Board Pursuant to the Stockholders’ Agreement. Each of the Director Nominees was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment in conjunction with the contractual obligations under the Stockholders’ Agreement and their nomination for election or re‑election, as applicable, at the Annual Meeting.
When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our Bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Chief Legal Officer, Virgin Orbit Holdings, Inc., 4022 E. Conant Street, Long Beach, California, 90808. All recommendations for director nominations received by the Chief Legal Officer that satisfy our Bylaws requirements relating to such director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our Bylaws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”

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TABLE OF CONTENTS	CORPORATE GOVERNANCE
BOARD AND BOARD COMMITTEE MEETINGS AND ATTENDANCE
The Board meets as often as it deems necessary or advisable in order to perform its responsibilities. In addition, special meetings may be called from time to time as determined by the needs of the business. We expect all directors to attend all meetings of the Board and the committees of the Board of which they are members.
Due to the timing of the closing of the Business Combination on December 29, 2021, there were no meetings of the Board or the committees of the Board during the year ended December 31, 2021.
DIRECTOR ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. This year will be the Company’s first annual meeting of stockholders.
EXECUTIVE SESSIONS
The independent directors meet in executive session without non‑independent directors or other members of management present on a regularly scheduled basis, but no less than twice per year. Each executive session of the non‑management directors or the independent directors will be presided over by the Chairperson of the Board, if the Chairperson of the Board qualifies as independent, or, alternatively, by the lead director, if any, if the Chairperson of the Board does not qualify as independent or a director designated by the independent directors.
DIRECTOR INDEPENDENCE
Under our Corporate Governance Guidelines and the applicable Nasdaq Stock Market LLC (“Nasdaq”) rules (the “Nasdaq Rules”), a director is not independent unless the Board affirmatively determines that he or she does not have a relationship with us that could compromise his or her ability to exercise independent judgement in carrying out his or her responsibilities as a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Susan Helms, George N. Mattson, Katharina McFarland, Abdulla Shadid and Gregory L. Summe, representing five of our seven directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under applicable Nasdaq rules. In making these determinations, our Board of Directors considered the relationships that each non‑employee director has with us and all other facts and circumstances the Board deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the relationships of our non‑employee directors with certain of our significant stockholders.
CONTROLLED COMPANY EXEMPTION
The Voting Parties collectively beneficially own more than 50% of the combined voting power for the election of directors. As a result, we are a “controlled company” within the meaning of Nasdaq’s corporate governance standards and may elect not to comply with certain corporate governance standards, including, but not limited to, the following requirements:
•that a majority of our board of directors consist of directors who qualify as “independent” as defined under the rules of the Nasdaq;

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CORPORATE GOVERNANCE	TABLE OF CONTENTS
•that we have a nominating and corporate governance committee and, if we have such a committee, that it is composed entirely of independent directors; and
•that we have a compensation committee and, if we have such a committee, that it is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.
Notwithstanding the availability of these exemptions, our Board of Directors currently consists of a majority of directors who qualify as “independent” under applicable Nasdaq rules. We do, however, rely on the exemption from the requirement that our compensation committee be composed entirely of independent directors.
COMMUNICATIONS WITH THE BOARD
The Board believes that management should speak for the Company. Each director should refer all inquiries from institutional investors, the press or customers regarding the Company’s operations to management. Individual Board members may, from time to time at the request of management, meet or otherwise communicate with various constituencies that are involved with the Company. If comments from the Board are appropriate, they should, in most circumstances, come from the Chairperson of the Board.
Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by addressing such correspondence to the attention of the Chief Legal Officer at our offices at 4022 E. Conant Street, Long Beach, California, 90808. The Chief Legal Officer will forward the communication to the appropriate director or directors as appropriate.
All communications must be accompanied by the following information:
•if the person submitting the communication is a security holder, a statement of the type and amount of securities of our company the person holds;
•if the person submitting the communication is not a security holder and is submitting the communication to the non-management directors as an interested party, the nature of the person’s interest in our company;
•any special interest, meaning an interest not in the capacity of a stockholder of our company, of the person in the subject matter of the communication; and
•the address, telephone number and e-mail address, if any, of the person submitting the communication.
BOARD ROLE IN RISK OVERSIGHT
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in its risk oversight function by its Audit Committee, compensation committee and Nominating and Corporate Governance Committee. Each of the committees regularly reports to the Board.
Our Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. The Audit Committee also oversees management of financial and cybersecurity risks and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans, equity incentive plans and

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TABLE OF CONTENTS	CORPORATE GOVERNANCE
other compensatory arrangements. The Nominating and Corporate Governance Committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Our management team is responsible for the day‑to‑day management of risks we face, while the Board, as a whole and through its committees, is responsible for overseeing our risk management process. Management has developed an Enterprise Risk Management (“ERM”) program to monitor material risks across each business unit and corporate function. Areas of risk include, but are not limited to, legal, competition, industry, economic, business operations, commercial and regulatory compliance, quality, cybersecurity, reputational and acquisitions and dispositions. If a material risk is identified, it is elevated through the management team to both the full Board and the Compliance, Quality and Risk Committee. Senior management regularly attends meetings of the Board, providing presentations on operations as well as risk exposure and mitigation activities. Moreover, each of the Board’s standing committees is responsible for specific areas of risk oversight.
DATA SECURITY
Our information technology department oversees data security, critical systems penetration, training and testing. Our policies and practices follow recognized cybersecurity standards to help determine and address security risks to our business. Our employees are regularly informed about data security and privacy issues and are trained accordingly.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a code of ethics ad conduct (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of our Code of Conduct is available under the under the Governance section of the Investor Information page of our website at investors.virginorbit.com, or by writing to our Chief Legal Officer at our offices at 4022 E. Conant Street, Long Beach, California, 90808. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website rather than by filing a Current Report on Form 8‑K.
ANTI-HEDGING POLICY
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees, as well as members of such persons’ immediate families and households and such persons’ controlled entities. The policy prohibits our directors, officers and employees from engaging in hedging or monetization transactions with respect to any equity securities of the Company held by them, such as zero‑cost collars and forward sale contracts; short sales; and transactions in publicly traded options, such as puts, calls and other derivatives involving our equity securities designed to hedge or offset any decrease in the market value of such equity securities.

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 33

OUR ENVIRONMENTAL, SOCIAL AND GOVERNANCE EFFORTS
THROUGH 2021
At Virgin Orbit, we recognize that taking responsibility for environmental, social and governance (“ESG”) considerations is essential to help foster long‑term excellence and value creation for our employees, customers, stockholders, communities and other stakeholders. Sustainability has been a core value since our inception, and we are continuing to develop and refine our ESG strategy, including an employee‑led Sustainability Council to empower progress. We strive to incorporate ESG considerations into what we do — from our operations, to sourcing materials, to establishing our strategy, initiatives and policies that align with industry best practices standards such as Sustainability Accounting Standards Board (“SASB”) relevant to our business.
SOCIAL RESPONSIBILITY
Within Virgin Orbit, we strive to cultivate a high‑performing and diverse and inclusive workforce and to foster a culture of collaboration and learning. Externally, we are intentional about our collaborations with organizations that foster and promote diversity in science, technology, engineering and math (“STEM”) fields. For example, we work with the Society of Women Engineers, the National Society of Black Engineers and Historically Black Colleges and Universities.
The Company also sponsors training to build diversity and inclusion awareness and supports Employee Resource Groups (“ERGs”), which are employee‑led groups that create opportunities for employees to collaborate based on shared characteristics or life experiences to support each other for enhanced career and personal development. ERGs seek to maximize employee engagement and provide learning and development opportunities, support recruitment, and engage in our local communities.
ENVIRONMENT, HEALTH AND SAFETY
We aim to reduce our carbon footprint and develop solutions that alleviate the global strain on natural resources. We have several environmental initiatives and targets, such as eliminating single‑use plastic and building vehicles that can be used for multiple commercial flights. We are also keenly focused on human safety. Our Safety Management System is informed by Federal Aviation Administration guidance and is in line with national and international policies and other flight standards. We also have a safety risk management process to help identify potential safety hazards, minimize risks and take proper corrective actions where appropriate. Our process and protocols are audited regularly to foster compliance to the latest standards, to monitor and document issues, and develop corrective action plans with the operations teams.
In response to the COVID‑19 pandemic, we formed a COVID‑19 task force with leadership from across the Company to provide resources and tools to assist and support our workforce with overall wellness, mental wellness and cope with stress, anxiety, isolation and loss. We continue to monitor protocols and guidelines, communicate expectations and make accommodations to protect the safety of our employees while increasing production with strict safety protocols in place.

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TABLE OF CONTENTS	OUR ESG EFFORT
HUMAN CAPITAL
Our employees are critical to our success. As of July 15, 2022, we had 690 employees and approximately 25 contractors. Prior to joining the Company, many of our employees had prior experience working for a wide variety of reputed research, commercial and military aerospace and non‑aerospace organizations. To date, we have not experienced any work stoppages, and we consider our relationship with our employees to be good. Our employees are not subject to collective bargaining agreements.
We are driven by our mission to open Space for Everyone from Everywhere. We are delivering Virgin’s legendary customer experience by combining advanced technology and a passionately talented team, with a proven ability to create new ideas, new approaches and new capabilities.
Our culture is based on our values and brought to life through our competencies, driving employees to stay curious, confident and humble, to communicate with honesty and kindness, and to stay focused on and dedicated to our mission. We are passionate about equity, diversity and inclusion, giving all employees a voice through annual engagement surveys and an open-door policy, and supporting Employee Resource Groups focusing on gender, race and ethnicity, gender identity, sexual orientation, veteran status, family and parental status and more.
We strive to attract and retain top talent within and outside of our industry, offering a compelling total compensation program, top of market benefits package, paid time off, and perquisites found only within the Virgin family of companies. We are focused on developing our talent through experiences, programs, technical training and mentoring. We are a team that strives to continually learn, execute and have fun along the way.

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COMMITTEES OF THE BOARD
The Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and standing committees. We have four standing committees — an Audit Committee, a Compensation Committee, a Disclosure Committee, a Nominating and Corporate Governance Committee and a Safety Committee, each of which operates under a written charter which satisfies applicable rules of the SEC and Nasdaq listing standards.
In addition, from time to time, special committees may be established under the direction of the Board when it deems it necessary or advisable to address specific issues. Copies of the charters for each committee are available under the “Governance — Governance Documents” section of the Investor Information page of our website at investors.virginorbit.com, or by writing to our Chief Legal Officer at our offices at 4022 E. Conant Street, Long Beach, California, 90808. The information on or available through any such website is not deemed incorporated in this prospectus and does not form part of this prospectus.

Name	Independence	Financial Literacy	Audit	Safety	Compensation	Nominating & Corporate Governance

Dan Hart
Susan Helms	✓			▲	●
Evan Lovell				●	▲
George Mattson	✓	✓	●			▲
Katharina McFarland	✓	✓	●			●
Abdulla Shadid	✓			●	●
Gregory Summe	✓	✓	▲		●
● Committee Member ▲ Committee Chair

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COMMITTEES OF THE BOARD	TABLE OF CONTENTS
AUDIT COMMITTEE

RESPONSIBILITIES
Our Audit Committee is responsible for, among other things:
•the integrity of the Company’s financial statements and financial reporting process;
•reviewing and discussing our annual and quarterly financial statements with management and our independent auditor
•the Company’s accounting principles, accounting policies and financial and accounting controls;
•the Company’s compliance with legal and regulatory requirements;
•discussion the Company’s risk management program;
•the qualifications, independence and performance of the Company’s independent auditor;
•pre‑approving all audit and non‑audit services provided to us by our independent auditor (other than those provided pursuant to appropriate pre‑approval policies established by the Audit Committee or exempt from such requirement under the rules of the SEC);
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and
•the design and implementation of the Company’s internal audit function and internal controls, and the performance of the internal audit function.
MEMBERS GREGORY SUMME (CHAIR) GEORGE MATTSON KATHARINA MCFARLAND
This committee was formed in December 2021

Our Audit Committee currently consists of George Mattson, Katharina McFarland and Gregory Summe, with Mr. Summe serving as chair. The Board has affirmatively determined that each member of the Audit Committee qualifies as “independent” under Nasdaq’s additional standards applicable to audit committee members and Rule 10A‑3 of the Exchange Act of 1934, as amended (the “Exchange Act”), applicable to audit committee members. All members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq Rules. In addition, the Board has determined that each Mr. Summe qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S‑K.

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TABLE OF CONTENTS	COMMITTEES OF THE BOARD
COMPENSATION COMMITTEE

RESPONSIBILITIES
Our Compensation Committee is responsible for, among other things:
•oversee the discharge of the responsibilities of the Board relating to compensation of the Company’s executive officers and directors;
•review and approve the corporate goals and objectives with respect to the compensation of the Chief Executive Officer;
•review and set, or make recommendations to the Board regarding, the compensation of the executive officers other than the Chief Executive Officer;
•review and make recommendations to the Board regarding director compensation;
•review and approve, or make recommendations to the Board regarding, the Company’s incentive compensation and equity‑based plans, policies and programs;
•review and approve, or make recommendations to the Board regarding, employment agreements, severance arrangements or other compensatory agreements or benefits for the executive officers of the Company;
•reviewing and setting or making recommendations to our Board of Directors regarding the compensation of our other executive officers and, from time to time, other members of our leadership team;
•appointing and overseeing any compensation consultants;
•reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and
•preparing the annual Compensation Committee report required by SEC rules, to the extent required.
MEMBERS EVAN LOVELL (CHAIR) GREGORY SUMME SUSAN HELMS ABDULLA SHADID
This committee was formed in December 2021

Our compensation committee consists of Susan Helms, Evan Lovell, Abdulla Shadid and Gregory Summe, with Mr. Lovell serving as chair. The Board has affirmatively determined that each member of the compensation committee other than Mr. Lovell qualifies as independent under Nasdaq’s additional standards applicable to compensation committee members and as a “non‑employee director” as defined in Rule 16b‑3 of the Exchange Act.
The compensation committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The compensation committee may also delegate to one or more executive officers the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

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COMMITTEES OF THE BOARD	TABLE OF CONTENTS
COMPENSATION CONSULTANTS
The compensation committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable to assist in carrying out its responsibilities. The company engaged the services of Mercer (US) Inc. (“Mercer”) as its independent outside compensation consultant for the months in 2021 calendar year to assist the company in executive and director compensation guidance.
Other than advising the compensation committee, Mercer nor any of its affiliates maintain any other direct or indirect business relationships with us or any of our subsidiaries. The work performed by Mercer in 2021 did not raise any conflicts of interest.
Additionally, during 2021, Mercer provided no services to us other than regarding executive and director compensation and broad‑based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

RESPONSIBILITIES
Our Nominating and Corporate Governance Committee is responsible for, among other things:
•identifying and recommending candidates for membership on the Board;
•recommending directors to serve on Board committees;
•oversight of our governance initiatives;
•reviewing and recommending to the Board any changes to its corporate governance principles
•overseeing the process of evaluating the performance of the Board;
•developing and recommending to our Board of Directors a set of corporate governance guidelines; and
•advising the Board on corporate governance matters.
MEMBERS GEORGE MATTSON (CHAIR) KATHARINA MCFARLAND
This committee was formed in December 2021

QUALIFICATIONS
Our Nominating and Corporate Governance Committee consists of George Mattson and Katharina McFarland, with Mr. Mattson serving as chair. We have affirmatively determined that each current member of the Nominating and Corporate Governance Committee qualifies as independent under applicable Nasdaq rules applicable to nominating and corporate governance committee members.

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TABLE OF CONTENTS	COMMITTEES OF THE BOARD
SAFETY COMMITTEE

RESPONSIBILITIES
Our safety committee is responsible for, among other things:
•reviewing our safety performance, including processes to ensure compliance with internal policies and goals and applicable laws and regulations;
•reviewing and providing input on the management of current and emerging safety issues;
•assisting our Board of Directors with oversight of our risk management processes;
•reviewing methods used to communicate the Company’s core safety values to employees, including the use of notices concerning safety throughout the Company’s facilities and training courses;
•reviewing safety audit findings and resulting action plans;
•reviewing periodic updates on significant safety policy issues in key countries of operation that may materially impact the Company’s operations, finances or reputation, along with management’s response to such matters; and
•periodically visiting our facilities and reviewing any safety issues.
MEMBERS SUSAN HELMS (CHAIR) EVAN LOVELL ABDULLA SHADID
This committee was formed in December 2021

Our Safety Committee consists of Susan Helms, Evan Lovell and Abdulla Shadid, with Ms. Helms serving as chair.

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EXECUTIVE AND DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2021, the “named executive officers” and their positions were as follows:
•Dan Hart, Chief Executive Officer;
•Jim Simpson, Chief Strategy Officer; and
•Tony Gingiss, Chief Operating Officer.
2021 SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of the named executive officers for the year ended December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non‑Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Dan Hart	2021	511,008	—	2,093,921	671,250	44,552	3,320,731
Chief Executive Officer	2020	449,401	—	—	328,950	45,528	823,879
Jim Simpson	2021	417,780	—	223,575	189,150	10,186	840,691
Chief Strategy Officer
Tony Gingiss	2021	353,049	75,000	182,208	173,190	15,042	798,489
Chief Operating Officer
(1)With respect to 2021, amounts reflect the aggregate grant date fair value of stock options to purchase shares granted under the 2017 Plan (as defined below) to the named executive officer during the applicable year, computed in accordance with FASB ASC Topic 718, Compensation ‑ Stock Compensation using the Black‑Scholes option‑pricing model. For the year ended December 31, 2021, the weighted average assumptions used in calculating the grant date fair values were as follows: (i) expected life/term (3.45 years), (ii) expected volatility (60%), (iii) risk‑free interest rate (0.61%), and (iv) dividend yield (zero).
(2)With respect to 2021, the amount for Mr. Hart represents a one‑time cash bonus in an amount equal to $300,000 earned upon the occurrence of the first commercial launch date (as defined below), paid in a lump sum subject to repayment in the event that Mr. Hart resigns without “good reason” or his employment is terminated by his employer with “cause” (each as defined in the employment agreement) prior to the first anniversary of the payment date. Bonus amounts represent annual bonuses earned by each named executive officer in 2021 and paid in cash in 2022, based on the attainment of pre‑determined individual and company performance metrics as determined by the board of directors of VO Holdings in its discretion.
(3)Amounts for 2021 in this column include the amounts set forth in the table below:

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EXECUTIVE AND DIRECTOR COMPENSATION	TABLE OF CONTENTS

Named Executive Officer	401(k) Plan Matching Contributions ($)	Health Insurance Premiums	Life Insurance Premiums ($)	Charitable Contribution to the California Science Center ($)

Dan Hart	16,918	—	2,604	25,000
Jim Simpson	8,700	—	1,486	—
Tony Gingiss	13,741	—	1,302	—
2021 SALARIES
In 2021, the named executive officers received annual base salaries to compensate them for services rendered to Virgin Orbit, LLC prior to the Business Combination and the Company following the Closing. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The annual base salaries for the named executive officers were $500,000, $390,000 and $360,000 for Messrs. Hart, Simpson and Gingiss, respectively.
In connection with the closing of the Business Combination, the base salary payable to Mr. Gingiss increased to $390,000, effective as of the closing of the Business Combination. Messrs. Hart’ and Simpson’s base salaries were not increased in 2021.
2021 BONUSES
In fiscal year 2021, Messrs. Hart, Simpson and Gingiss were eligible to earn annual cash bonuses targeted at 75%, 50% and 50%, respectively, of their respective base salaries. Each named executive officer was eligible to earn his or her bonus based on the attainment of pre‑determined company and individual performance metrics, which were comprised of company key performance indicators (weighted 65% of the executive’s bonus opportunity) including safety, financial, flight, production and growth goals, and individual goals (weighted 35% of the executive’s bonus opportunity). Bonus payouts in respect of individual performance were based on achievement of individual goals and were subject to a performance multiplier ranging from 0%‑120% of target. In the aggregate, company performance goals for 2021 were achieved at a weighted average of 87.5% of target performance levels; and individual performance goals were achieved at 120% of target for Messrs. Hart and Simpson (for total performance achievement of 99% of target) and 110% of target for Mr. Gingiss (for total performance achievement of 95.5% of target). The bonus for Mr. Gingiss was prorated at 93% for his tenure at the company in 2021.
The actual annual cash bonuses awarded to each named executive officer for 2021 performance are set forth above in the Summary Compensation Table in the column entitled “Non‑Equity Incentive Plan Compensation.” The 2022 target bonus opportunity for Mr. Hart will increase to 100% of his base salary.
EQUITY COMPENSATION
Each of our named executive officers currently hold stock options granted under the 2017 Stock Incentive Plan, or the 2017 Plan, which was terminated in connection with the Closing. In 2021, VO Holdings granted each of our named executive officers a stock option as set forth below.
Stock options granted to Messrs. Simpson and Gingiss under the 2017 Plan generally vest and become exercisable as to 25% of the underlying shares on the first anniversary of the vesting commencement date and thereafter as to 1/12th of the underlying shares on each quarterly anniversary of the vesting commencement date, subject to continued service through the applicable vesting date.

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TABLE OF CONTENTS	EXECUTIVE AND DIRECTOR COMPENSATION
The stock option granted to Mr. Hart under the 2017 Plan in 2021 vested and became exercisable as to 33.3% of the underlying shares upon his continued employment through the last day of the calendar year in which a successful revenue‑generating deployment of a satellite by Virgin Orbit’s small satellite launch system into its intended orbit (excluding “test” or “qualification” launches) was achieved (the date of such achievement the “first commercial launch”) and the remaining 66.7% of the underlying shares will vest and become exercisable on the last day of the first calendar year in which Virgin Orbit has conducted five successful revenue‑generating deployment launches of satellites into their respective intended orbits based on the number of such launches rather than the number of satellites launched in such calendar year (the last day of such calendar year the “multiple launch success date”), subject to continued service through the applicable vesting date. We achieved the first commercial launch on June 30, 2021.
The vesting of stock options under the 2017 Plan will accelerate in full in the event of a termination of employment by the Company without “cause” within 24 months following a “change in control” (each such term as defined in the 2017 Plan). The consummation of the Business Combination did not constitute a change in control for purposes of any outstanding equity awards under the 2017 Plan.
In connection with the Business Combination, we adopted the 2021 Plan in order to facilitate the grant of cash and equity incentives to our directors, employees and consultants of the Company, employees of its subsidiaries and other eligible consultants and to enable us and certain of our subsidiaries and affiliates to obtain and retain services of these individuals, which is essential to our long‑term success. The 2021 Plan became effective on the date immediately preceding the consummation of the Business Combination.
In addition, in connection with the Business Combination our board of directors approved the grant of stock options to each of our named executive officers covering 820,349 shares (Mr. Hart) and 164,070 shares (Messrs. Simpson and Gingiss), effective as of January 4, 2022.
Mr. Hart’s stock option vests and becomes exercisable as to 25% of the underlying shares on the first anniversary of the Closing, and thereafter as to the remaining 75% of the underlying shares in six substantially equal installments on each successive six‑month anniversary of the Closing, subject to continued employment. In addition, Mr. Hart’s stock option will vest and become exercisable in full upon a termination of employment without “cause” or for “good reason,” each as defined in his existing employment agreement, subject to his timely execution and non‑revocation of a general release of claims.
The stock options granted to Messrs. Simpson and Gingiss vest and become exercisable as to 25% of the underlying shares on the first anniversary of the grant date (January 4, 2022) and thereafter as to 1/12th of the underlying shares on each quarterly anniversary of the grant date, subject to continued employment.
OTHER ELEMENTS OF COMPENSATION
RETIREMENT PLANS
We maintain a 401(k) for our employees, including the named executive officers, who satisfy certain eligibility requirements. Our named executive officers will be eligible to participate in the 401(k) plan on the same terms as other full‑time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre‑tax basis through contributions to the 401(k) plan. In 2021, we made safe harbor and discretionary matching contributions, in respect of contributions made by participants in the 401(k) plan, up to a specified percentage of employee contributions, including on behalf of the named executive officers. These safe harbor and discretionary matching contributions are fully vested as of the date on which the contribution is made.

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EXECUTIVE AND DIRECTOR COMPENSATION	TABLE OF CONTENTS
EMPLOYEE BENEFITS AND PERQUISITES
Health/Welfare Plans. In 2021, the named executive officers participated in our health and welfare plans, including:
•medical, dental and vision benefits;
•medical and dependent care flexible spending accounts;
•health savings accounts;
•short‑term and long‑term disability insurance;
•life insurance; and
•vacation and paid holidays.
We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to the named executive officers.
NO TAX GROSS-UPS
We do not make gross‑up payments to cover the named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2021.

		Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Dan Hart	N/A	281,491	—	563,826(2)	4.41	November 20, 2027
	May 23, 2019	236,868	142,121	—	4.01	May 23, 2029
	N/A	378,989	—	378,989(3)	3.85	November 20, 2027
	March 13, 2017(4)	1,768,617	—	—	3.85	November 20, 2027
Jim Simpson	November 2, 2020	23,443	70,329	—	4.41	November 2, 2030
Tony Gingiss	January 28, 2021	—	75,018	—	4.41	January 1, 2028
(1)Except as otherwise noted, each stock option vests and becomes exercisable as to 25% of the shares underlying the stock option on the one year anniversary of the vesting commencement date and thereafter as to 1/12th of the shares underlying the stock option on each quarterly anniversary of the vesting commencement date, subject to continued service through the applicable vesting date; provided that the stock option will vest in full upon a termination by the Company without “cause” within 24 months following a “change in control” (each as defined in the 2017 Plan).

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TABLE OF CONTENTS	EXECUTIVE AND DIRECTOR COMPENSATION
(2)This stock option vested as to 33.3% of the shares underlying the stock option on December 31, 2021 and the remaining 66.7% of the shares underlying the stock option will vest on the multiple launch success date (as defined above), subject to continued service through the applicable vesting date; provided that the stock option award will vest in full upon a termination of service by the Company without “cause” within 24 months following a “change in control” (each as defined in the 2017 Plan).
(3)This stock option award vested as to 50% of the shares underlying the stock option upon the first commercial launch (as defined above) and the remaining 50% of the shares underlying the stock option will vest on the multiple launch success date (as defined above), subject to continued service through the applicable vesting date; provided that the stock option award will vest in full upon a termination of service by the Company without “cause” within 24 months following a “change in control” (each as defined in the 2017 Plan).
(4)This stock option vests and becomes exercisable as to 25% of the shares underlying the stock option on the one year anniversary of the vesting commencement date and thereafter as to 1/8th of the shares underlying the stock option on each six‑month anniversary of the vesting commencement date, subject to continued service through the applicable vesting date; provided that the stock option will vest in full upon a termination by the Company without “cause” within 24 months following a “change in control” (each as defined in the 2017 Plan).
EXECUTIVE COMPENSATION ARRANGEMENTS
DANIEL HART EMPLOYMENT AGREEMENT
On February 13, 2017, Dan Hart entered into an employment agreement, which was amended effective June 1, 2021, to serve as President. Mr. Hart was appointed as Chief Executive Officer on July 3, 2017. Mr. Hart’s employment pursuant to the agreement will continue until terminated in accordance with the terms of the agreement.
Pursuant to the employment agreement, Mr. Hart’s initial base salary was $380,000 per year (in 2021, it was $500,000); in addition, he is eligible to receive an annual performance bonus targeted at a percentage of his base salary (initially Mr. Hart’s annual performance bonus was targeted at up to 50% of his base salary; in 2020 Mr. Hart’s annual performance bonus was targeted at 75% of his base salary and, in connection with the Closing, it was increased to 100% for 2022), to be paid based on the achievement of company and individual performance goals, subject to Mr. Hart’s employment through the payment date.
Mr. Hart was paid a one‑time cash bonus equal to $300,000 following the first commercial launch date (as defined above), subject to repayment in the event that Mr. Hart resigns without “good reason” or his employment is terminated by his employer with “cause” (each as defined in the employment agreement) prior to the first anniversary of such payment date. The employment agreement, as amended, provides that Mr. Hart will be eligible to receive a one‑time cash bonus equal to $500,000 following the fifth successful revenue generating deployment of a satellite by the company’s small satellite launch system into its intended orbit, subject to his continued employment.
The employment agreement also provides that Mr. Hart is eligible to participate in the health and welfare benefit plans and programs maintained for the benefit of our senior level executives or employees and that Mr. Hart will be entitled to 25 days of paid vacation annually, subject to applicable company policy. Pursuant to the employment agreement, during each year in which Mr. Hart is actively serving on the board of the California Science Center, the Company will make an annual contribution of $25,000 to the California Science Center; Mr. Hart continues to serve on the board of California Science Center as of the date hereof.
Under his employment agreement, if Mr. Hart’s employment is terminated by us without “cause” or due to his resignation for “good reason,” then, subject to his timely execution and non‑revocation of a general release of claims, return of Company materials and continued compliance with restrictive covenants, he will be entitled to receive (i) continued payment of his base salary for a period of (a) 12 months, if such termination occurs prior to the multiple launch success date (as defined above), or (b) six months, if such termination occurs following the multiple launch success date, and (ii) provided that he timely elects COBRA, an amount equal to his COBRA premiums until the earlier to occur of (a) the 6‑month anniversary of his termination date or (b) the date on which he receives health benefits from another employer.

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EXECUTIVE AND DIRECTOR COMPENSATION	TABLE OF CONTENTS
Mr. Hart’s employment agreement contains customary confidentiality, non‑solicitation and intellectual property assignment provisions.
None of our other named executive officers are employed or compensated pursuant to any employment arrangements.
NON-EMPLOYEE DIRECTOR COMPENSATION
Two of our non‑employee directors, Katharina McFarland and Susan Helms, received compensation for services performed as members of the board of directors in 2021 as reflected in the table below. None of our other non‑employee directors received compensation for services performed as members of the board of directors in 2021.

Name	Fees Earned or Paid in Cash ($)(1)	Total ($)

Susan Helms	750	750
Evan Lovell	—	—
George N. Mattson	—	—
Patrick McCall	—	—
Katharina McFarland	865	865
Abdulla Shadid	—	—
Gregory L. Summe	—	—
(1)Amounts represent the pro‑rated annual retainer earned by each of Susan Helms and Katharina McFarland pursuant to the Director Compensation Program (defined below) for service on our board in 2021 following the Closing and paid in 2022.

In connection with the Business Combination, we adopted and implemented a compensation program for certain of our non‑employee directors that consists of annual retainer fees and long‑term equity awards (the “Director Compensation Program”).
The initial eligible directors participating in the Director Compensation Program are Susan Helms and Katharina McFarland. In connection with the Closing and under the Director Compensation Program, we approved the grant to each eligible non‑employee director of a restricted stock unit award covering shares of Virgin Orbit common stock with an aggregate value of $75,000, which will vest as to one‑third of the shares subject to the award on each anniversary of the Closing, subject to continued service.
The Director Compensation Program consists of the following components:
Cash Compensation
•Annual Retainer: $60,000
•Annual Committee Chair Retainer:
◦Audit: $20,000
◦Compensation: $10,000
◦Nominating and Corporate Governance: $10,000
◦Safety: $10,000
•Annual Committee Member (Non‑Chair) Retainer:

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TABLE OF CONTENTS	EXECUTIVE AND DIRECTOR COMPENSATION
◦Audit: $10,000
◦Compensation: $5,000
◦Nominating and Corporate Governance: $5,000
◦Safety: $5,000
The annual cash retainer will be paid in quarterly installments in arrears and will be pro‑rated for any partial calendar quarter of service.
EQUITY COMPENSATION
•Initial Grant to each eligible director who is initially elected or appointed to serve on our board of directors after the Closing: restricted stock unit award with an aggregate value of $75,000, which will vest as to one‑third of the shares subject to the award on each anniversary of the grant date, subject to continued service.
•Annual Grant to each eligible director who is serving on our board of directors as of the date of the annual stockholders’ meeting beginning with calendar year 2022: restricted stock unit award with an aggregate value of $100,000, which will vest in full on the earlier of the one‑year anniversary of the grant date and the date of the next annual meeting following the grant date, subject to continued service.
In addition, each equity award granted to the eligible directors under the Director Compensation Program will vest in full immediately prior to the occurrence of a change in control (as defined in the Virgin Orbit Holdings, Inc., 2021 Incentive Award Plan (the “2021 Plan”)).
Compensation under the Director Compensation Program will be subject to the annual limits on non‑employee director compensation set forth in the 2021.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of July 13, 2022 for:
•stockholders known to us to be beneficial owner of more than 5% of our outstanding common stock;
•each named executive officer, director and director nominee; and
•all executive officers, directors and director nominees as a group
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The beneficial ownership of our voting securities is based on 335,126,197 shares of our common stock issued and outstanding as of July 13, 2022. Each share of our common stock is entitled to one vote on any matter presented to stockholders.
Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

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EXECUTIVE AND DIRECTOR COMPENSATION	TABLE OF CONTENTS
BENEFICIAL OWNERSHIP

Name of Beneficial Owner(1)	Shares	% of Ownership
5% Holders
Virgin Investments Limited(2)	252,126,308	75.3%
Fifteenth Investment Company LLC(3)	60,175,111	18.0%
YA II PN, Ltd.(4)	37,171,980	11%
Directors and Named Executive Officers
Dan Hart(5)	3,042,117	*
Jim Simpson(6)	41,025	*
Tony Gingiss(7)	28,131	*
Susan Helms	—	—
Evan Lovell	—	—
George N. Mattson(8)	6,845,111	2.0%
Katharina McFarland	—	—
Abdulla Shadid	—	—
Gregory L. Summe(9)	6,845,111	2.0%
All directors and executive officers as a group (11 individuals)(10)	17,073,590	5.0%
* Less than one percent
(1)Unless otherwise noted, the business address of each of those listed in the table above is 4022 East Conant Street, Long Beach, CA 90808, United States.
(2)Based solely on a Schedule 13D filed on January 10, 2022, each of Virgin Investments Limited (“VIL”), Virgin Group Investments, LLC (“Virgin Group”), Corvina Holdings Limited (“Corvina”) and Sir Richard Branson has shared voting and shared dispositive power over 252,126,308 shares of our common stock. VIL is wholly owned by Virgin Group, whose sole managing member is Corvina, which is wholly owned by Virgin Group. Virgin Group is owned by Sir Richard Branson, who has the ability to appoint and remove the management of Virgin Group and, as such, may indirectly control the decisions of Virgin Group, regarding the voting and disposition of securities held by Virgin Group. Therefore, Sir Richard Branson may be deemed to have indirect beneficial ownership of the shares held by Virgin Group. The address of VIL, Corvina and Virgin Group is Craigmuir Chambers, Road Town, Tortola, VG1110, British Virgin Islands. The address of Sir Richard Branson is Branson Villa, Necker Beach Estate, Necker Island, VG1150, British Virgin Islands.
(3)Based solely on a Schedule 13D filed on January 10, 2022, each of Mubadala Investment Company PJSC (“Mubadala”), Fifteenth Investment Company LLC (“Fifteenth”) and Mamoura Diversified Global Holding PJSC (“Mamoura”), has shared voting and shares dispositive power over 60,175,111 shares of our common stock. Fifteenth is directly or indirectly wholly-owned by Mamoura, a public joint stock company established under the laws of the Emirate of Abu Dhabi. Mamoura is a wholly‑owned subsidiary of Mubadala, which is a public joint stock company established under the laws of the Emirate of Abu Dhabi and which is wholly‑owned by the Government of Abu Dhabi. The address of the principal office of Fifteenth is Mamoura A, Muroor Street, Abu Dhabi, United Arab Emirates. The address of the principal office of Mamoura and Mubadala is P.O. Box 45005, Abu Dhabi, United Arab Emirates.
(4)Based solely on a Schedule 13G filed on April 4, 2022, each of YA II PN, Ltd. (“YA II”) YA Global Investments II (U.S.), LP (the “YA Feeder”), Yorkville Advisors Global, LP (the “YA Advisor”), Yorkville Advisors Global II, LLC (the “YA Advisor GP”), YAII GP, LP (the “YA GP”), YAII GP II, LLC (the “Yorkville GP”) and Mark Angelo each have shared voting and shared dispositive power over 37,171,980 shares of our common stock that YA II has the right to acquire within 60 days as of the date of such filing pursuant to the Standby Equity Purchase Agreement with us dated March 28, 2022. Under the terms of the Standby Equity Purchase Agreement, we are prohibited from selling shares to YA II to the extent that it would cause the aggregate number of shares of common stock beneficially owned by YA II and its affiliates to exceed 9.99% of our outstanding common stock. YA II is beneficially owned by the YA Feeder. The YA Advisor is the investment manager to YA II. The YA Advisor GP is the general partner to the YA Advisor. The YA GP is the general partner to the YA

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Feeder. The Yorkville GP is the general partner to the YA GP. Mark Angelo makes the investment decisions on behalf of YA II. Accordingly, each of YA II, YA Feeder, the YA Advisor, the YA Advisor GP, the YA GP, the Yorkville GP and Mark Angelo may be deemed affiliates and therefore may be deemed to beneficially own the same number of shares of common stock.
(5)Consists of 3,042,117 shares of common stock issuable pursuant to outstanding stock options held by Mr. Hart that are exercisable or vested within 60 days of July 13, 2022.
(6)Consists of 41,025 shares of common stock issuable pursuant to outstanding stock options held by Mr. Simpson that are exercisable or vested within 60 days of July 13, 2022.
(7)Consists of 28,131 of shares of common stock issuable pursuant to outstanding stock options held by Mr. Gingiss that are exercisable or vested within 60 days of July 13, 2022.
(8)Consists of (i) 3,646,840 shares of common stock and (ii) 2,804,763 Warrants held by NGAC GNM Feeder II LLC. Mr. Mattson may be deemed to beneficially own securities held by NGAC GNM Feeder II LLC by virtue of his control over NGAC GNM Feeder II LLC. Other than Mr. Mattson, no member of NGAC GNM Feeder II LLC exercises voting or dispositive control over any of the common stock or Warrants held by NGAC GNM Feeder II LLC. The address of the entities and individuals mentioned in this footnote is 2255 Glades Road, Suite 324A, Boca Raton, FL 33431, United States.
(9)Includes (i) 3,648,823 shares of common stock and (ii) 2,806,288 Warrants held by the Gregory L. Summe Irrevocable Trust 2008. Mr. Summe may be deemed to beneficially own securities held by the Gregory L. Summe Irrevocable Trust 2008 by virtue of Susan Summe’s control over the Gregory L. Summe Irrevocable Trust 2008. Mrs. Summe is Mr. Summe’s spouse. Other than Mrs. Summe, no member of the Gregory L. Summe Irrevocable Trust 2008 exercises voting or dispositive control over any of the common stock or Warrants held by the Gregory L. Summe Irrevocable Trust 2008. The address of the entities and individuals mentioned in this footnote is 2255 Glades Road, Suite 324A, Boca Raton, FL 33431, United States.
(10)Consists of (i) 8,100,202 shares of common stock, (ii) 5,612,576 Warrants and (iii) 3,360,812 shares of common stock issuable pursuant to outstanding stock options that are exercisable or vested within 60 days of July 13, 2022.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2021 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2021.

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 49

CERTAIN TRANSACTIONS WITH RELATED PERSONS
POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS
Our Board has adopted a written related person transaction policy that will set forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “related person transaction” is, subject to certain exceptions, a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Virgin Orbit or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000 (or such other amount as may be applicable while Virgin Orbit qualifies as a “smaller reporting company”), and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•any person who is, or at any time during the applicable period was, one of Virgin Orbit’s executive officers or one of Virgin Orbit’s directors or director nominees;
•any person who is known by the post‑combination company to be the beneficial owner of more than 5% of Virgin Orbit’s voting stock; and
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother‑in‑law, father‑in‑law, son‑in‑law, daughter‑in‑law, brother‑in‑law or sister‑in‑law of such director, director nominee, executive officer or beneficial owner and any person (other than a tenant or employee) sharing the household of such director, director nominee, executive officer or beneficial owner.
We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time.
NextGen Acquisition Corp. II
FOUNDER SHARES
In January 2021, an affiliate of NextGen (the “Sponsor”) purchased 11,500,000 Class B ordinary shares for an aggregate purchase price of $25,000, or approximately $0.0022 per share (the “founder shares”). The Sponsor effected a surrender of 1,437,500 Class B ordinary shares to the Company for no consideration, resulting in a decrease in the total number of Class B ordinary shares outstanding from 11,500,000 to 10,062,500. The Sponsor also agreed to forfeit up to an aggregate of 1,312,500 founder shares, on a pro rata basis, to the extent that the option to purchase additional units is not exercised in full by the underwriters of NextGen’s initial public offering, so that the founder shares will represent 20% of NextGen’s issued and outstanding shares after NextGen’s initial public offering. On April 13, 2021, the underwriters partially exercised the over‑allotment option to purchase an additional 3,259,457 NextGen units and forfeited the remaining option; thus, an aggregate of 497,636 shares of founder shares were forfeited accordingly.
These founder shares were identical to the Class A ordinary shares included in the units sold in NextGen’s initial public offering, except that (i) only the holders of the founder shares had the right to vote on the election of directors prior to the initial business combination, (ii) the founder shares were subject to certain transfer restrictions, (iii) the holders of the founder shares agreed

50 2022 PROXY STATEMENT	VIRGIN ORBIT HOLDINGS, INC.

TABLE OF CONTENTS	CERTAIN TRANSACTIONS WITH RELATED PERSONS
pursuant to a letter agreement to waive (x) their redemption rights with respect to the founder shares and public shares held by them in connection with the completion of a business combination, (y) their redemption rights with respect to any founder shares and public shares held by them in connection with a shareholder vote to amend the Cayman Constitutional Documents (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by March 25, 2023 or (B) with respect to any other provision relating to shareholders’ rights or pre‑initial business combination activity and (z) their rights to liquidating distributions from the trust account with respect to the founder shares if NextGen fails to complete a business combination by March 25, 2023, (iv) the founder shares were automatically convertible into Class A ordinary shares at the time of the initial business combination and (v) the founder shares were entitled to registration rights.
In connection with the Business Combination, upon the Domestication, 8,799,864 founder shares converted automatically, on a one‑for‑one basis, into shares of our common stock, after giving effect to the forfeiture of 765,000 Class B ordinary shares of NextGen by the Sponsor in connection with the Closing.
PRIVATE PLACEMENT WARRANTS
Simultaneously with the consummation of the initial public offering of NextGen, the Sponsor purchased 6,333,333 warrants to purchase one Class A ordinary share at an exercise price of $11.50 at a price of $1.50 per warrant, or $9.5 million in the aggregate, in a private placement. On April 9, 2021, the underwriters partially exercised the over‑allotment option and on April 13, 2021, simultaneously with the closing of the over‑allotment, NextGen consummated the second closing of the private placement, resulting in the purchase of an aggregate of an additional 434,594 private placement warrants by the Sponsor, generating gross proceeds to the Company of $651,891.
In connection with the Business Combination, upon the Domestication, each of the 6,767,927 private placement warrants converted automatically into a warrant to acquire one share of our common stock pursuant to the Warrant Agreement.
SPONSOR SUPPORT AGREEMENT
In connection with the execution of the merger agreement related to the Business Combination (the “Merger Agreement”), NextGen entered into a sponsor support agreement, with the Sponsor, the Sponsor Parties and Virgin Orbit. Pursuant to the Sponsor Support Agreement, the Sponsor and the Sponsor Parties agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.
The Sponsor and the Sponsor Parties also agreed not to (a) sell or otherwise dispose of, or agree to sell or dispose of, directly or indirectly, any shares of Virgin Orbit common stock or other capital stock of Virgin Orbit or any shares of Virgin Orbit common stock issuable upon the exercise of options, warrants or other convertible securities to purchase shares of Virgin Orbit common stock (“Lock‑up Shares”) held by the Sponsor and the Sponsor Parties immediately after the Closing, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Lock‑up Shares, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b), for the Lock‑up Period, subject to certain exceptions. The “Lock‑up Period” means (x) for 25% of the Lock‑up Shares, 180 days after the Closing (the “180 Day Lock‑up Period”), (y) for 25% of the Lock‑up Shares, 18 months after the Closing and (z) for 50% of the Lock‑up Shares, 24 months after the Closing. If (i) at least 120 days have elapsed since the Closing and (ii) the 180 Day Lock‑up Period is scheduled to end during a blackout period or within five trading days prior to a blackout period, the 180 Day Lock‑up Period will end ten trading days before the start of the blackout period, subject to certain conditions. The Sponsor Support Agreement will terminate upon the earliest of (i) a change of control of Virgin Orbit following the Closing and (ii) the latest to occur of (A) the expiration of the Lock‑up Period and (B) the earlier to occur of (I) the occurrence of an Earnback Triggering Event during the Earnback Period and (II) the fifth anniversary of the Closing Date.

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CERTAIN TRANSACTIONS WITH RELATED PERSONS	TABLE OF CONTENTS
In addition, the Sponsor agreed that the Sponsor Earnback Shares and the Sponsor Earnback Warrants (together, the “Sponsor Earnback Securities”) will be unvested and subject to forfeiture as of the Closing and will only vest if, during the Earnback Period, (i) Earnback Triggering Event I occurs, (ii) Earnback Triggering Event II occurs or (iii) there is a change of control of Virgin Orbit that results in the holders of Virgin Orbit common stock receiving a price per share equal to, or in excess of, the applicable vesting price per share for the Earnback Triggering Events. Any Sponsor Earnback Securities that remain unvested after the fifth anniversary of the Closing will be forfeited.
PIPE SUBSCRIPTION AGREEMENTS
Concurrently with the execution of the Merger Agreement, NextGen entered into subscription agreements (the “Subscription Agreements”) with certain institutional and accredited investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, in the aggregate, 10,000,000 shares of common stock at $10.00 per share for an aggregate commitment amount of $100,000,000 (the “Initial PIPE Investment”).
Pursuant to a right conferred to VIL and its affiliates pursuant to the terms of the Merger Agreement to purchase additional shares of common stock, in the event of certain levels of redemptions by NextGen’s public shareholders in connection with the Business Combination, on December 28, 2021, VIL entered into a subscription agreement pursuant to which VIL agreed to subscribe for 5,820,000 shares of the Acquiror Common Stock (as defined in the Merger Agreement) in connection with the closing of the transactions contemplated by the Merger Agreement (the “Transactions”) for an aggregate cash purchase price of $58,200,000. On December 28, 2021, George N. Mattson and Gregory L. Summe, the co‑chairmen of NextGen’s board of directors prior to the consummation of the Transactions, also each entered into a subscription agreement pursuant to which each of Mr. Mattson and Mr. Summe agreed to subscribe for 100,000 shares of the common stock in connection with the closing of the Transactions for an aggregate cash purchase price of $1,000,000 (collectively, with VIL’s additional PIPE Investment, the “Additional PIPE Investments,” and together with the Initial PIPE Investments, the “PIPE Investments”).
RELATED PARTY NOTE AND ADVANCES
On January 18, 2021, NextGen issued an unsecured promissory note to the Sponsor, pursuant to which NextGen borrowed an aggregate principal amount of $300,000. The note was non‑interest bearing and payable on the completion of the initial public offering. The borrowings outstanding under the note in the amount of $160,000 were repaid upon the closing of the initial public offering.
On August 12, 2021, NextGen issued an unsecured promissory note to the Sponsor, pursuant to which NextGen was permitted to borrow up to an aggregate principal amount of $1,500,000. The promissory note was non‑interest bearing and payable on the earlier of (i) March 25, 2023, and (ii) the completion of NextGen’s initial business combination. The $1.3 million outstanding under the promissory note and owed to the Sponsor at the time of the closing of the Business Combination was paid off in full.
ADMINISTRATIVE SERVICES AGREEMENT
NextGen entered into an agreement whereby, commencing on March 23, 2021, through the earlier of the consummation of a business combination or NextGen’s liquidation, NextGen agreed to pay the Sponsor a monthly fee of $20,000 for office space, administrative, financial and support services. NextGen incurred approximately $140,000 in administrative expenses under the agreement during the year ended December 31, 2021. As of December 31, 2021, there was no outstanding balance under the administrative services agreement and the agreement had been terminated.

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TABLE OF CONTENTS	CERTAIN TRANSACTIONS WITH RELATED PERSONS
STOCKHOLDERS’ AGREEMENT
BOARD COMPOSITION
At the Closing, Virgin Orbit entered into the Stockholders’ Agreement with Vieco 10, pursuant to which, among other things, the Voting Parties agreed to take all necessary action to cause our Board to be comprised of seven directors effective immediately following the effective time of the Merger, four of whom, the VO designees, were initially Susan Helms, Evan Lovell, Katharina McFarland and Abdulla Shadid, and would thereafter be designated by Vieco 10 for as long as Vieco 10 beneficially owns a number of shares of our common stock representing at least 50% of the number of shares beneficially owned by Vieco 10 immediately following the effective time of the Merger, provided that if such percentage falls below (w) 50%, Vieco 10 would have the right to designate only three directors, (x) 25%, Vieco 10 would have the right to designate only two directors, (y) 10%, Vieco 10 would have the right to designate only one director, and (z) 5%, Vieco 10 would not have the right to designate any directors. Following the distribution of shares of our common stock by Vieco 10 following the Closing, VIL assumed the rights of Vieco 10 under the Stockholders’ Agreement, except that Aabar Space Inc. also became a Voting Party for purposes of the agreement and has the right to designate one of those designees for as long as Aabar Space Inc. continues to beneficially own at least 7.5% of the outstanding shares of our common stock.
As long as VIL and Aabar Space Inc. are collectively entitled to designate four directors for election to our Board, we and the Voting Parties are required to take all necessary action to cause the Chairperson of the Board to be an individual chosen by VIL. Except as otherwise set forth in the Stockholders’ Agreement, our Board shall determine the Chairperson of the Board.
Subject to applicable laws and stock exchange requirements, VIL shall have the right to have one VO designee appointed to serve on each committee of the Board for so long as VIL is entitled to designate at least two directors to the Board. The Board may dissolve any committee or remove any member of a committee at any time, provided that, for so long as VIL is entitled to designate at least two directors to the Board, following any such removal, VIL will have the right to maintain at least one VO designee serving on such committee.
REGISTRATION; REMOVAL; VACANCIES
Upon any decrease in the number of directors that VIL is entitled to designate for nomination to the Virgin Orbit Board, VIL shall take all necessary action to cause the appropriate number of designees to offer to tender their resignation, effective as of our next annual meeting of stockholders. If as a result of changes in ownership by VIL of our common stock such that there are any seats on our Board for which VIL does not have the right to designate a director, the selection of such director shall be conducted in accordance with applicable law and with our organizational documents then in effect.
VIL will have the exclusive right to remove one or more of the VO designees from our Board and will have the exclusive right to designate directors for election to our Board to fill vacancies created by reason of death, removal or resignation of VO designees (in each case, so long as VIL retains its right to designate a director to such seat on our Board by virtue of its ownership levels of our common stock).
VOTING; NECESSARY ACTIONS
In addition, pursuant to the Stockholders’ Agreement, each of Virgin Orbit and the Voting Parties have agreed not to take, directly or indirectly, any actions (including removing directors in a manner inconsistent with the Stockholders’ Agreement) that would frustrate, obstruct or otherwise affect the provisions of the Stockholders’ Agreement and the intention of the parties thereto with respect to the composition of our Board as therein stated. Each Voting Party, to the extent not prohibited by our certificate of incorporation as then in effect, will vote all of its shares of our common stock held by such Voting Party in such manner as may be

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CERTAIN TRANSACTIONS WITH RELATED PERSONS	TABLE OF CONTENTS
necessary to elect and/or maintain in office as members of our Board those individuals designated in accordance with the Stockholders’ Agreement and to otherwise effect the intent of the provisions of the Stockholders’ Agreement.
REQUISITE VIECO USA STOCKHOLDER APPROVAL RIGHTS; LIMITATIONS
Pursuant to the Stockholders’ Agreement, among other things, VIL also has certain approval rights with respect to significant corporate transactions as contemplated thereby (subject to certain ownership thresholds with respect to our voting securities), which will require the prior written consent of VIL before any such action is taken by us or any of our subsidiaries, in each case, in accordance with the terms and subject to the conditions contemplated by the Stockholders’ Agreement.
Pursuant to the Stockholders’ Agreement, the approval rights include:
For so long as VIL is entitled to designate two directors to our Board under the Stockholders’ Agreement, in addition to any vote or consent of our stockholders or our Board as required by law, we must obtain the prior written consent of VIL to engage in:
•any business combination or similar transaction;
•amendment of the terms of the Stockholders’ Agreement or the Registration Rights Agreement;
•a liquidation or related transaction; or
•an issuance of capital stock in excess of 5% of our then issued and outstanding shares, other than issuances upon the exercise of options in accordance with their respective terms.
For so long as VIL is entitled to designate three directors to our Board under the Stockholders’ Agreement, in addition to any vote or consent of our stockholders or our Board as required by law, we must obtain the prior written consent of VIL to engage in:
•a business combination or similar transaction having a fair market value of $10.0 million or more;
•a non‑ordinary course sale of assets or equity interest having a fair market value of $10.0 million or more;
•a non‑ordinary course acquisition of any business or assets having a fair market value of $10.0 million or more;
•an acquisition of equity interests having a fair market value of $10.0 million or more;
•approval of any non‑ordinary course investment having a fair market value of $10.0 million or more, other than any investment expressly contemplated by our annual operating budget then in effect;
•an issuance or sale of any of our capital stock, other than an issuance of shares of capital stock upon the exercise of options to purchase shares of capital stock;
•making any dividends or distribution to our stockholders other than redemptions and those made in connection with the cessation of services of employees;
•incurring indebtedness outside of the ordinary course in an amount greater than $25.0 million in a single transaction or $100.0 million in aggregate consolidated indebtedness;
•amendment of the terms of the Stockholders’ Agreement or the Registration Rights Agreement;
•a liquidation or similar transaction;
•transactions with any interested stockholder pursuant to Item 404 of Regulation S‑K;
•increasing or decreasing the size of our Board; or
•engaging of any professional advisors for any of the foregoing matters listed in this section.

54 2022 PROXY STATEMENT	VIRGIN ORBIT HOLDINGS, INC.

TABLE OF CONTENTS	CERTAIN TRANSACTIONS WITH RELATED PERSONS
TRADEMARK LICENSE AGREEMENT
On August 22, 2021, and in connection with the execution of the Merger Agreement, Virgin Orbit, LLC, VEL and NextGen agreed that the trademark license agreement with VEL would, effective on the consummation of the Business Combination, be amended and restated and novated to Virgin Orbit, in order for Virgin Orbit to continue to have the rights under the agreement following consummation of the Business Combination. Pursuant to the TMLA, Virgin Orbit has certain exclusive and non‑exclusive royalty‑bearing rights to use the Virgin Marks. The rights of Virgin Orbit under the TMLA are subject to certain reserved rights and pre‑existing licenses granted by VEL to third parties, and Virgin Orbit is restricted from using the Virgin Marks and the Virgin Orbit Marks in connection with certain prohibited activities and services. The TMLA imposes conditions of use of the Virgin Marks, including that Virgin Orbit will use the Virgin Marks and conduct its business in certain ways set forth in the agreement. For the term of the TMLA, to the extent the Virgin Group does not otherwise have a right to place a director on the Virgin Orbit Board, such as VEL’s right to designate directors to the Virgin Orbit Board under the Stockholders’ Agreement, Virgin Orbit agreed to provide VEL with the right to appoint one director to the Virgin Orbit Board (provided the designee is qualified to serve on the Virgin Orbit Board under all applicable corporate governance policies and regulatory and Nasdaq requirements). Virgin Orbit must consult with VEL in advance in relation to the appointment or replacement of the CEO of Virgin Orbit and must receive prior written consent prior to making certain marketing decisions, including appointing or replacing its Chief Marketing Officer.
REGISTRATION RIGHTS AGREEMENT
On December 29, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, Virgin Orbit, the Sponsor and certain former stockholders of Virgin Orbit entered into an amended and restated Registration Rights Agreement. Following the post‑Closing Distribution of Virgin Orbit common stock by Vieco 10 to VIL and Fifteenth, VIL and Fifteenth entered into joinders to the Registration Rights Agreement, each as a VO Holder and a Holder (each as defined in the Registration Rights Agreement) thereunder. The stockholders that are party to the Registration Rights Agreement have the right, subject to certain conditions and limitations set forth in the Registration Rights Agreement, to demand that we cooperate in underwritten or other organized selling efforts of our securities they hold, and also have the right to participate in public offerings we conduct for ourselves or other stockholders.
REVOLVING LOAN FACILITY AND MONTHLY CASH CONTRIBUTIONS
Prior to Closing, we had a nine‑year term $200.0 million revolving loan facility (“RLF”) and a ten‑year term $30.0 million RLF, subordinated to the $200.0 million RLF, and entered with Vieco 10. We had outstanding principal and unpaid interest balances of $235.1 million and $230.3 million as of December 31, 2020, and December 31, 2019, respectively. The RLFs bore interest at an annual rate of 1.87% and 1.86% of the applicable federal rates provided by the Internal Revenue Service applicable at the date of each draw down. During the nine months ended September 30, 2021, Vieco 10 contributed the outstanding principal and accrued unpaid interest payable of the RLF as a capital contribution to us, which was recorded in equity for no consideration. Virgin Orbit also received monthly cash contributions from Vieco 10, and Virgin Orbit contributed that cash to VO Holdings for the purpose of funding VO Holdings’ operations. In consideration of such funding, VO Holdings issued VO Holdings common stock each month to Virgin Orbit at fair value at the time of such contributions. Virgin Orbit received approximately $169.1 million, $150.0 million and $210.8 million in cash contributions from Vieco 10 for the years ended December 31, 2021, 2020 and 2019, respectively.
DIRECTOR AND OFFICER INDEMNIFICATION
Our Certificate of Incorporation provides for indemnification and advancement of expenses for our directors and officers to the fullest extent permitted by the DGCL, subject to certain limited exceptions. In connection with the Closing, we entered into indemnification agreements with each director and executive officer of Virgin Orbit Holdings, Inc.

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 55

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2023 (the “2023 Annual Meeting”) pursuant to Rule 14a‑8 under the Exchange Act must submit the proposal to our Chief Legal Officer at our offices at 4022 E. Conant Street, Long Beach, California, 90808, in writing not later than March 17, 2023. If the date of the 2023 Annual Meeting has been changed by more than 30 days from the date of this Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.
If such other stockholder intends to present a proposal at our 2023 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, such stockholder must comply with the requirements set forth in our bylaws. Our bylaws require, among other things, that our Chief Legal Officer receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting no earlier than the close of business on May 2, 2023, and no later than the close of business on June 1, 2023.
In the event that the date of the 2023 Annual Meeting is more than 30 days before or more than 60 days after August 30, 2023, then our Chief Legal Officer must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business of the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2023 Annual Meeting must provide notice that sets forth the information required by Rule 14a‑19 under the Exchange Act no later than July 1, 2023. If the date of the 2023 Annual Meeting has changed by more than 30 calendar days from the date of this Annual Meeting, notice must be provided by the later of 60 calendar days prior to the date of the 2023 Annual Meeting or the 10th calendar day following the day on which the Company announces the date of the 2023 Annual Meeting.
In connection with our solicitation of proxies for our 2023 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

56 2022 PROXY STATEMENT	VIRGIN ORBIT HOLDINGS, INC.

SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e‑mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
In connection with our solicitation of proxies for our 2023 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

VIRGIN ORBIT HOLDINGS, INC.	2022 PROXY STATEMENT 57

HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540‑7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
2021 ANNUAL REPORT
Our Annual Report, which includes our Annual Report on Form 10‑K for the fiscal year ended December 31, 2021 (the “2021 10‑K”), is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our Annual Report at www.proxyvote.com.
Our 2021 10‑K has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Chief Legal Officer at our offices at 4022 E. Conant Street, Long Beach, California, 90808 or by electronic mail at Derrick.Boston@VirginOrbit.com.
Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors
Evan Lovell Chairman of the Board
Long Beach, California
July 15, 2022

58 2022 PROXY STATEMENT	VIRGIN ORBIT HOLDINGS, INC.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/29/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the meeting - Go to www.virtualshareholdermeeting.com/VORB2022
You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 08/29/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Class I Directors

Nominees

01) Dan Hart 02) George N. Mattson

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice and Proxy Statement are available at www.proxyvote.com

VIRGIN ORBIT HOLDINGS, INC

Annual Meeting of Stockholders

August 30, 2022 10:00 AM (PDT)

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dan Hart and Brita O'Rear, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VIRGIN ORBIT HOLDINGS, INC that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PDT on August 30, 2022 virtually at www.virtualshareholdermeeting.com/VORB2022, and any continuation, adjournment, or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as indicated on the reverse side and in the discretion of the proxies with respect to such other matters as may properly come before the meeting.

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Continued and to be signed on reverse side